UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2021

Date of reporting period: November 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.21

ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Risk Allocation Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

January 6, 2022

This report provides management’s discussion of fund performance for the AB Global Risk Allocation Fund for the annual reporting period ended November 30, 2021.

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB GLOBAL RISK ALLOCATION FUND

Class A Shares	-0.55%	13.45%

Class C Shares	-0.93%	12.57%

Advisor Class Shares[1]	-0.45%	13.69%

Class R Shares[1]	-0.75%	13.00%

Class K Shares[1]	-0.60%	13.41%

Class I Shares[1]	-0.45%	13.78%

Primary Benchmark: MSCI World Index	4.88%	21.78%

Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Global Aggregate Bond Index	2.02%	11.21%

Bloomberg Global Aggregate Bond Index	-2.28%	-3.29%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60% / 40% blend of MSCI World Index / Bloomberg Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2021. The table also includes the individual performance of the Bloomberg Global Aggregate Bond Index.

All share classes of the Fund underperformed the primary benchmark over the 12-month period and outperformed the blended benchmark, before sales charges. Over the six-month period, all share classes underperformed both the primary and blended benchmarks, before sales charges. The Fund is strategically diversified in multi-asset exposures, and therefore has a lesser exposure to global equities than the primary and blended benchmarks, which detracted from relative returns for both

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periods. This underweight was partially offset by an allocation to commodities, which outperformed. However, other asset classes, particularly interest-rate exposures, lagged on a relative basis.

During both periods, interest-rate exposures detracted, while global equity, commodity and Treasury Inflation-Protected Securities (“TIPS”) exposures contributed positively to performance on an absolute basis.

During both periods, the Fund utilized derivatives for hedging and investment purposes in the form of currency forwards and credit default swaps, which added to absolute returns, while interest rate swaps and total return swaps detracted; futures detracted for the six-month period and added for the 12-month period; variance swaps added for the six-month period and detracted for the 12-month period; inflation swaps added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets ended in positive territory but lagged developed-market returns during the 12-month period ended November 30, 2021. Equity markets were supported by accommodative monetary policy and strong company earnings growth that remained resilient despite rising inflation. Emerging markets experienced periods of weakness later in the period largely due to economic turbulence in China and as a number of emerging-market central banks raised interest rates to rein in inflation. Periods of market volatility sent risk assets lower but were brief as investors continued to buy the dip. Toward the end of the period, equity markets came under pressure as COVID-19 concerns, especially the emergence of the coronavirus omicron variant, dominated investor sentiment amid escalating fears that a new wave of restrictions could derail the economic recovery. Stock markets gave back more gains after comments from the US Federal Reserve suggested that, given higher inflation readings, it might need to accelerate the tapering of bond purchases, increasing the probability of US interest-rate rises in 2022 earlier than previously expected. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

Fixed-income market returns were mixed as longer-term treasury returns fell in most major developed markets except Japan on rising yields, particularly in Canada, Australia and the US. Global inflation-linked bonds significantly outperformed treasuries. Relatively low interest rates set the stage for the continued outperformance of risk assets, led by the positive performance of high-yield corporate bonds—particularly in the US, eurozone and emerging markets. Investment-grade corporate bonds in emerging markets and the eurozone also posted strong positive results, while developed-market investment-grade corporate bonds in the US and high-yield emerging-market sovereign bonds outperformed developed-market treasuries with a smaller loss. Securitized asset returns outperformed US Treasuries, particularly among commercial mortgage-backed securities. Local-currency

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sovereign bonds trailed, as the US dollar gained against most developed- and emerging-market currencies except the Canadian dollar and Chinese renminbi. Commodity prices were very strong, with Brent crude oil and copper climbing from pandemic-related lows.

The Fund’s Senior Investment Management Team uses proprietary quantitative signals along with fundamental research insights when allocating risk to equities, interest-rate exposure and inflation-sensitive assets. Over the 12-month period, the Fund maintained its overweight in risk allocation to equities. Over the six-month period, the Fund reduced its risk allocation to interest-rate exposure in favor of inflation-sensitive exposures. The Fund reduced its commodity futures exposure toward the end of the period. Within interest-rate allocation, the Fund continued to underweight negative-yielding countries.

INVESTMENT POLICIES

The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income and inflation-sensitive instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a risk-balanced approach. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, the Adviser assesses the volatility, tail loss and return potential of each asset. Fund assets are then allocated among asset classes so that no asset class dominates the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on its determinations of volatility, tail loss and return potential.

The asset classes in which the Fund may invest include:

+	equity/credit: equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below)

+	fixed-income: fixed-income securities of the US and foreign governments and their agencies and instrumentalities

+	inflation-sensitive: global inflation-indexed securities (including TIPS) and commodity-related instruments and derivatives (including commodity futures).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities, derivatives or exchange-traded funds (“ETFs”) intended to track the performance

(continued on next page)

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of segments within each particular asset class. The inflation-sensitive asset class consists of instruments, the prices of which are affected directly or indirectly by the level and change in the rate of inflation, such as commodity derivatives.

Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings, which are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund’s investments will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-US companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser considers factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions.

Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). In addition, the Fund may at times invest in shares of ETFs in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities

(continued on next page)

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traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest without limitation in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the Fund’s currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may also cause the Fund to take on currency exposure for purposes other than hedging, relying on its fundamental and quantitative research with the goal of increasing returns or managing risk. Currency-related investments may include currencies acquired on a spot (i.e., cash) basis and currency-related derivatives, including forward currency exchange contracts and options on currencies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the Bloomberg Global Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with ratings below investment-grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations hereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2011 TO 11/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Global Risk Allocation Fund Class A shares (from 11/30/2011 to 11/30/2021) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions. Prior to October 8, 2012, the Fund used a different strategy.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	13.45%	8.65%

5 Years	7.66%	6.73%

10 Years	6.38%	5.92%

CLASS C SHARES

1 Year	12.57%	11.57%

5 Years	6.85%	6.85%

10 Years[1]	5.60%	5.60%

ADVISOR CLASS SHARES[2]

1 Year	13.69%	13.69%

5 Years	7.93%	7.93%

10 Years	6.66%	6.66%

CLASS R SHARES[2]

1 Year	13.00%	13.00%

5 Years	7.30%	7.30%

10 Years	6.04%	6.04%

CLASS K SHARES[2]

1 Year	13.41%	13.41%

5 Years	7.62%	7.62%

10 Years	6.37%	6.37%

CLASS I SHARES[2]

1 Year	13.78%	13.78%

5 Years	7.99%	7.99%

10 Years	6.78%	6.78%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.38%, 2.14%, 1.13%, 1.72%, 1.41% and 1.08% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	7.29%

5 Years	7.01%

10 Years	6.06%

CLASS C SHARES

1 Year	10.19%

5 Years	7.13%

10 Years[1]	5.74%

ADVISOR CLASS SHARES[2]

1 Year	12.33%

5 Years	8.22%

10 Years	6.81%

CLASS R SHARES[2]

1 Year	11.62%

5 Years	7.57%

10 Years	6.18%

CLASS K SHARES[2]

1 Year	12.00%

5 Years	7.90%

10 Years	6.51%

CLASS I SHARES[2]

1 Year	12.39%

5 Years	8.27%

10 Years	6.92%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$994.50	$6.20	1.24%	$6.30	1.26%
Hypothetical**	$1,000	$1,018.85	$6.28	1.24%	$6.38	1.26%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$990.70	$9.93	1.99%	$10.03	2.01%
Hypothetical**	$1,000	$1,015.09	$10.05	1.99%	$10.15	2.01%
Advisor Class
Actual	$1,000	$995.50	$4.95	0.99%	$5.05	1.01%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%	$5.11	1.01%
Class R
Actual	$1,000	$992.50	$8.04	1.61%	$8.14	1.63%
Hypothetical**	$1,000	$1,017.00	$8.14	1.61%	$8.24	1.63%
Class K
Actual	$1,000	$994.00	$6.55	1.31%	$6.65	1.33%
Hypothetical**	$1,000	$1,018.50	$6.63	1.31%	$6.73	1.33%
Class I
Actual	$1,000	$995.50	$4.85	0.97%	$4.95	0.99%
Hypothetical**	$1,000	$1,020.21	$4.91	0.97%	$5.01	0.99%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

November 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $227.3

1

All data are as of November 30, 2021. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following: Argentina, Australia, Austria, Belgium, Bermuda, Brazil, Chile, Colombia, Finland, Ireland, Italy, Jordan, Mongolia, Norway, Portugal, Russia, South Africa, Spain, Turkey, United Arab Emirates and Zambia.

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PORTFOLIO SUMMARY (continued)

November 30, 2021 (unaudited)

TEN LARGEST HOLDINGS1

Security	U.S. $ Value	Percent of Net Assets

U.S. Treasury Inflation Index	$95,443,594	42.0%

Japanese Government CPI Linked Bond Series 21	22,252,671	9.8

iShares Russell 1000 Value ETF – Class E	6,626,059	2.9

Vanguard Real Estate ETF	4,944,197	2.2

iShares Russell 2000 Value ETF	3,220,633	1.4

VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E	2,793,570	1.2

Mexico Government International Bond	1,288,465	0.6

Vanguard Global ex-U.S. Real Estate ETF	1,096,073	0.5

Intuit, Inc.	371,811	0.2

Fortinet, Inc.	339,748	0.1

	$138,376,821	60.9%

1	Long-term investments.

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CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2021

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 51.8%
Japan – 9.8%
Japanese Government CPI Linked Bond Series 21 0.10%, 03/10/2026	JPY	2,445,630	$22,252,671

United States – 42.0%
U.S. Treasury Inflation Index 0.25%, 01/15/2025 (TIPS)	U.S.$	15,746	16,970,949
0.375%, 07/15/2025 (TIPS)(a)(b)		65,357	71,402,660
0.375%, 01/15/2027 (TIPS)		6,393	7,069,985

			95,443,594

Total Inflation-Linked Securities (cost $112,313,488)			117,696,265

		Shares
COMMON STOCKS – 31.5%
Information Technology – 5.8%
Communications Equipment – 0.2%
Cisco Systems, Inc./Delaware		2,148	117,796
F5, Inc.(c)		462	105,142
Juniper Networks, Inc.		2,077	64,657
Motorola Solutions, Inc.		840	212,671
Nokia Oyj(c)		5,115	28,668
Telefonaktiebolaget LM Ericsson – Class B		4,594	46,181

			575,115

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A		2,168	174,697
Arrow Electronics, Inc.(c)		775	94,279
Avnet, Inc.		1,566	56,799
CDW Corp./DE		1,016	192,390
Corning, Inc.		2,176	80,708
Flex Ltd.(c)		3,294	56,327
Hexagon AB		5,852	85,104
TE Connectivity Ltd.		878	135,151
Teledyne Technologies, Inc.(c)		130	53,988
Trimble, Inc.(c)		1,320	113,348
Vontier Corp.		269	8,476

			1,051,267

IT Services – 1.4%
Accenture PLC – Class A		613	219,086
Akamai Technologies, Inc.(c)		806	90,836
Alliance Data Systems Corp.		215	14,654
Amadeus IT Group SA – Class A(c)		787	50,388
Atos SE		247	10,556

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Automatic Data Processing, Inc.	831	$191,870
Black Knight, Inc.(c)	362	25,872
Broadridge Financial Solutions, Inc.	1,174	197,901
Capgemini SE	360	83,114
CGI, Inc.(c)	1,595	133,249
Cognizant Technology Solutions Corp. – Class A	1,099	85,700
DXC Technology Co.(c)	635	19,044
Edenred	463	20,712
Fidelity National Information Services, Inc.	1,949	203,671
Fiserv, Inc.(c)	2,368	228,559
FleetCor Technologies, Inc.(c)	249	51,575
Gartner, Inc.(c)	575	179,544
Global Payments, Inc.	1,430	170,227
International Business Machines Corp.	502	58,784
Kyndryl Holdings, Inc.(c)	100	1,580
Mastercard, Inc. – Class A	649	204,383
Paychex, Inc.	1,472	175,462
PayPal Holdings, Inc.(c)	1,263	233,516
Sabre Corp.(c)(d)	2,420	18,223
VeriSign, Inc.(c)	824	197,686
Visa, Inc. – Class A(d)	718	139,127
Western Union Co. (The) – Class W	3,117	49,311
Worldline SA/France(c)(e)	725	38,012

		3,092,642

Semiconductors & Semiconductor Equipment – 1.5%
Advanced Micro Devices, Inc.(c)	2,015	319,116
Analog Devices, Inc.	1,478	266,410
Applied Materials, Inc.	967	142,333
ASML Holding NV	269	211,133
Broadcom, Inc.	205	113,504
Infineon Technologies AG	1,599	72,296
Intel Corp.	1,884	92,693
KLA Corp.	609	248,551
Lam Research Corp.	384	261,062
Marvell Technology, Inc.	2,554	181,768
Microchip Technology, Inc.	1,578	131,653
Micron Technology, Inc.	1,172	98,448
NVIDIA Corp.	1,024	334,602
NXP Semiconductors NV	516	115,254
Qorvo, Inc.(c)	444	64,926
QUALCOMM, Inc.	984	177,671
Skyworks Solutions, Inc.	431	65,365
STMicroelectronics NV	1,365	66,478
Texas Instruments, Inc.	847	162,937

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Xilinx, Inc.	811	$185,273

		3,311,473

Software – 1.9%
Adobe, Inc.(c)	449	300,763
ANSYS, Inc.(c)	635	248,590
Autodesk, Inc.(c)	395	100,405
BlackBerry Ltd.(c)	2,745	26,151
Cadence Design Systems, Inc.(c)	1,796	318,718
CDK Global, Inc.	1,015	39,220
Cerence, Inc.(c)(d)	343	25,787
Citrix Systems, Inc.	604	48,580
Constellation Software, Inc./Canada	106	180,368
Dassault Systemes SE	3,230	194,707
Fortinet, Inc.(c)	1,023	339,748
Intuit, Inc.	570	371,811
Micro Focus International PLC (ADR)(d)	345	1,642
Microsoft Corp.	995	328,937
NortonLifeLock, Inc.	1,835	45,600
Nuance Communications, Inc.(c)	2,749	152,542
Open Text Corp.	1,658	78,601
Oracle Corp.	1,536	139,377
Palo Alto Networks, Inc.(c)(d)	297	162,441
Sage Group PLC (The)	5,404	55,458
salesforce.com, Inc.(c)	534	152,169
SAP SE	466	59,718
ServiceNow, Inc.(c)	428	277,216
Splunk, Inc.(c)	575	69,575
Synopsys, Inc.(c)	974	332,134
VMware, Inc. – Class A	1,129	131,799
Workday, Inc. – Class A(c)	384	105,304

		4,287,361

Technology Hardware, Storage & Peripherals – 0.3%
Apple, Inc.	1,628	269,108
Dell Technologies, Inc. – Class C(c)	1,368	77,251
Hewlett Packard Enterprise Co.	3,043	43,667
HP, Inc.	2,579	90,987
NetApp, Inc.	1,082	96,168
Seagate Technology Holdings PLC	978	100,411
Topicus.com, Inc.(c)	197	17,607
Western Digital Corp.(c)	465	26,896
Xerox Holdings Corp.	1,717	31,627

		753,722

		13,071,580

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 4.7%
Banks – 1.3%
ABN AMRO Bank NV (GDR)(e)	1,125	$16,057
Agricultural Bank of China Ltd. – Class H	420,000	138,715
Banco Bilbao Vizcaya Argentaria SA	3,189	16,907
Banco de Sabadell SA(c)	16,277	10,991
Banco Santander SA	3,967	12,334
Bank of America Corp.	1,350	60,035
Bank of China Ltd. – Class H	357,000	123,963
Bank of Communications Co., Ltd. – Class H	226,000	131,587
Bank of Ireland Group PLC(c)	2,334	12,761
Bank of Montreal	747	77,796
Bank of Nova Scotia (The)	862	53,834
Bankinter SA	3,395	16,700
Barclays PLC	10,110	24,685
BNP Paribas SA	331	20,572
CaixaBank SA	8,772	22,648
Canadian Imperial Bank of Commerce	584	65,123
China CITIC Bank Corp., Ltd. – Class H	265,000	113,739
China Construction Bank Corp. – Class H	233,000	151,824
China Everbright Bank Co., Ltd. – Class H	345,000	118,285
China Minsheng Banking Corp., Ltd. – Class H	212,400	81,665
CIT Group, Inc.	697	34,195
Citigroup, Inc.	564	35,927
Citizens Financial Group, Inc.	745	35,216
Comerica, Inc.	403	33,260
Commerzbank AG(c)	2,045	14,363
Credit Agricole SA	1,641	22,345
Danske Bank A/S	858	14,186
DNB Bank ASA	1,818	39,678
Erste Group Bank AG	821	35,971
Fifth Third Bancorp	1,167	49,189
First Republic Bank/CA	402	84,283
HSBC Holdings PLC	5,317	29,384
Huntington Bancshares, Inc./OH	2,387	35,423
ING Groep NV	1,574	21,742
Intesa Sanpaolo SpA	18,206	43,594
JPMorgan Chase & Co.	448	71,156
KBC Group NV	411	34,499
KeyCorp	1,685	37,811
Lloyds Banking Group PLC	36,308	22,545
M&T Bank Corp.	381	55,858
National Bank of Canada	1,132	87,967
Natwest Group PLC	6,922	19,504
Nedbank Group Ltd.	441	4,580

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nordea Bank Abp	3,090	$36,595
Nordea Bank Abp (Finland)	88	1,044
People’s United Financial, Inc.	2,269	38,664
PNC Financial Services Group, Inc. (The)	291	57,327
Raiffeisen Bank International AG	1,044	31,049
Regions Financial Corp.	1,804	41,041
Royal Bank of Canada	718	70,988
Signature Bank/New York NY	215	64,994
Skandinaviska Enskilda Banken AB – Class A	3,315	48,206
Societe Generale SA	422	13,132
Standard Chartered PLC	2,940	16,179
Svenska Handelsbanken AB – Class A	2,923	30,925
Swedbank AB – Class A	1,696	34,149
Toronto-Dominion Bank (The)	1,045	73,746
Truist Financial Corp.	1,653	98,039
UniCredit SpA	1,079	13,028
US Bancorp	800	44,272
Wells Fargo & Co.	690	32,968

		2,879,243

Capital Markets – 1.3%
3i Group PLC	4,463	81,887
Abrdn PLC	11,793	36,464
Affiliated Managers Group, Inc.	225	38,279
Ameriprise Financial, Inc.	250	72,400
Bank of New York Mellon Corp. (The)	853	46,736
BlackRock, Inc. – Class A	109	98,602
Brookfield Asset Management, Inc. – Class A(d)	41	2,303
Brookfield Asset Management, Inc. – Class A (Canada)	1,867	104,264
Charles Schwab Corp. (The)	1,564	121,038
CI Financial Corp.	2,261	49,841
CITIC Securities Co., Ltd. – Class H	80,000	190,195
CME Group, Inc. – Class A	377	83,136
Credit Suisse Group AG	1,310	12,649
Deutsche Bank AG(c)	1,113	13,358
Deutsche Boerse AG	355	55,743
Franklin Resources, Inc.	837	27,119
Goldman Sachs Group, Inc. (The)	162	61,720
Haitong Securities Co., Ltd. – Class H	98,800	82,954
Hargreaves Lansdown PLC	1,868	33,155
IGM Financial, Inc.	1,289	46,587
Intercontinental Exchange, Inc.	727	95,033
Invesco Ltd.	1,109	24,764
Investec PLC	4,737	23,688
Jefferies Financial Group, Inc.	1,464	55,017

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Julius Baer Group Ltd.	634	$39,349
London Stock Exchange Group PLC	1,249	108,202
Moody’s Corp.	325	126,958
Morgan Stanley	1,891	179,305
MSCI, Inc. – Class A	361	227,231
Nasdaq, Inc.	753	153,032
Ninety One PLC	2,368	7,917
Northern Trust Corp.	412	47,668
Onex Corp.	648	47,084
Partners Group Holding AG	68	117,358
Quilter PLC(e)	3,254	6,085
Raymond James Financial, Inc.	627	61,628
S&P Global, Inc.(d)	311	141,732
Schroders PLC	944	43,050
SEI Investments Co.	695	41,443
St. James’s Place PLC	2,130	43,858
State Street Corp.	421	37,456
T. Rowe Price Group, Inc.	627	125,369
UBS Group AG	1,814	31,367

		3,043,024

Consumer Finance – 0.2%
Ally Financial, Inc.	1,228	56,279
American Express Co.	516	78,587
Capital One Financial Corp.	376	52,839
Discover Financial Services	568	61,259
Navient Corp.	1,339	26,419
Provident Financial PLC(c)	1,368	6,459
Synchrony Financial	1,033	46,268

		328,110

Diversified Financial Services – 0.3%
Berkshire Hathaway, Inc. – Class B(c)	231	63,915
Element Fleet Management Corp.	3,194	30,804
EXOR NV	480	42,082
Groupe Bruxelles Lambert SA	1,242	134,881
IHS Markit Ltd.	1,109	141,752
Industrivarden AB	44	1,306
Industrivarden AB – Class C	1,828	53,879
Investor AB	3,608	83,837
Jackson Financial, Inc.	38	1,203
Kinnevik AB(c)	1,368	48,774
L E Lundbergforetagen AB – Class B	856	46,949
M&G PLC	1,555	3,859
Voya Financial, Inc.(d)	775	48,159
Wendel SE	294	33,617

		735,017

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 1.6%
Admiral Group PLC	1,243	$48,867
Aegon NV	4,545	20,061
Aflac, Inc.	1,388	75,146
Ageas SA/NV	832	43,027
Alleghany Corp.(c)	66	42,694
Allianz SE	222	48,180
Allstate Corp. (The)	643	69,907
American International Group, Inc.	720	37,872
Aon PLC	435	128,660
Arch Capital Group Ltd.(c)	1,779	71,836
Arthur J Gallagher & Co.	958	156,058
Assicurazioni Generali SpA	1,915	38,362
Assurant, Inc.	420	63,882
Aviva PLC	5,185	26,462
Axis Capital Holdings Ltd.	710	35,273
Baloise Holding AG	288	42,964
Brighthouse Financial, Inc.(c)	60	2,917
Brookfield Asset Management Reinsurance Partners Ltd.(c)	12	689
China Life Insurance Co., Ltd. – Class H	44,000	72,365
Chubb Ltd.	371	66,583
Cincinnati Financial Corp.	705	80,300
CNP Assurances	1,623	39,567
Direct Line Insurance Group PLC	8,791	31,503
Everest Re Group Ltd.	214	54,865
Fairfax Financial Holdings Ltd.	85	37,724
Fidelity National Financial, Inc.	1,183	57,861
Gjensidige Forsikring ASA	2,409	54,570
Globe Life, Inc.	598	51,751
Great-West Lifeco, Inc.	2,017	58,547
Hannover Rueck SE	383	66,941
Hartford Financial Services Group, Inc. (The)	878	58,036
iA Financial Corp., Inc.	1,008	53,562
Intact Financial Corp.	960	119,127
Legal & General Group PLC	13,473	50,334
Lincoln National Corp.	446	29,583
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	3,395	5,881
Loews Corp.	1,014	54,208
Manulife Financial Corp.	2,171	38,816
Mapfre SA	8,898	18,294
Markel Corp.(c)	39	46,598
Marsh & McLennan Cos., Inc.	753	123,507
MetLife, Inc.	661	38,774
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	212	57,004

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

New China Life Insurance Co., Ltd. – Class H	37,000	$98,838
NN Group NV	985	48,944
Old Mutual Ltd.	9,763	7,274
Poste Italiane SpA(e)	5,111	64,275
Power Corp. of Canada	3,725	120,167
Principal Financial Group, Inc.	589	40,394
Progressive Corp. (The)	1,147	106,602
Prudential Financial, Inc.	336	34,359
Prudential PLC	1,555	26,266
Reinsurance Group of America, Inc. – Class A	376	35,686
RenaissanceRe Holdings Ltd.(d)	388	59,795
Sampo Oyj – Class A	886	43,474
SCOR SE	791	24,828
Sun Life Financial, Inc.	1,344	71,364
Swiss Life Holding AG	132	75,760
Swiss Re AG	469	44,021
Travelers Cos., Inc. (The)	464	68,185
Trisura Group Ltd.(c)	28	960
Tryg A/S	4,038	97,935
UnipolSai Assicurazioni SpA	12,165	32,980
Unum Group	830	19,173
Willis Towers Watson PLC	352	79,496
WR Berkley Corp.	1,102	84,457
Zurich Insurance Group AG	154	63,311

		3,667,702

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
AGNC Investment Corp.	2,408	36,818
Annaly Capital Management, Inc.(d)	3,658	29,630

		66,448

Thrifts & Mortgage Finance – 0.0%
New York Community Bancorp, Inc.(d)	3,312	39,678

		10,759,222

Health Care – 3.5%
Biotechnology – 0.3%
AbbVie, Inc.	1,379	158,971
Alkermes PLC(c)	331	7,255
Amgen, Inc.	320	63,642
Biogen, Inc.(c)	169	39,840
BioMarin Pharmaceutical, Inc.(c)	341	29,425
Genmab A/S(c)	279	108,124
Gilead Sciences, Inc.	703	48,458
Grifols SA	2,271	40,771
Idorsia Ltd.(c)	213	3,741

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Incyte Corp.(c)	189	$12,799
Regeneron Pharmaceuticals, Inc.(c)	66	42,011
Seagen, Inc.(c)	303	48,480
United Therapeutics Corp.(c)	217	41,121
Vertex Pharmaceuticals, Inc.(c)	246	45,987

		690,625

Health Care Equipment & Supplies – 1.2%
Abbott Laboratories	1,269	159,602
Alcon, Inc.	184	14,534
Align Technology, Inc.(c)	301	184,070
Arjo AB – Class B	2,759	34,681
Baxter International, Inc.	1,040	77,553
Becton Dickinson and Co.	362	85,845
Boston Scientific Corp.(c)	1,769	67,346
Coloplast A/S – Class B	742	121,202
Cooper Cos., Inc. (The)	246	92,612
Demant A/S(c)	2,432	116,635
DENTSPLY SIRONA, Inc.	989	48,204
DexCom, Inc.(c)	430	241,914
Edwards Lifesciences Corp.(c)	960	103,018
Getinge AB – Class B	2,759	115,607
Hologic, Inc.(c)	1,129	84,370
IDEXX Laboratories, Inc.(c)	330	200,663
Intuitive Surgical, Inc.(c)	549	178,063
Koninklijke Philips NV	488	17,197
Medtronic PLC	683	72,876
ResMed, Inc.	778	198,273
Smith & Nephew PLC	4,175	67,098
Sonova Holding AG	435	163,481
Stryker Corp.	486	115,002
Teleflex, Inc.	270	80,303
Zimmer Biomet Holdings, Inc.	375	44,850

		2,684,999

Health Care Providers & Services – 0.6%
AmerisourceBergen Corp. – Class A	482	55,792
Anthem, Inc.	274	111,307
Cardinal Health, Inc.	702	32,454
Centene Corp.(c)	956	68,268
Cigna Corp.	492	94,415
Covetrus, Inc.(c)	280	5,034
CVS Health Corp.	1,161	103,399
DaVita, Inc.(c)	632	59,724
Fresenius Medical Care AG & Co. KGaA	755	45,015
Fresenius SE & Co. KGaA	693	26,230
HCA Healthcare, Inc.	514	115,953
Henry Schein, Inc.(c)	702	49,884

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Humana, Inc.	169	$70,931
Laboratory Corp. of America Holdings(c)	407	116,129
McKesson Corp.	241	52,239
Mediclinic International PLC(c)	5,230	20,012
MEDNAX, Inc.(c)	637	15,645
Patterson Cos., Inc.	1,039	32,697
Quest Diagnostics, Inc.	556	82,666
UnitedHealth Group, Inc.	310	137,708
Universal Health Services, Inc. – Class B	362	42,980

		1,338,482

Health Care Technology – 0.0%
Cerner Corp.	701	49,386

Life Sciences Tools & Services – 0.7%
Agilent Technologies, Inc.	816	123,134
Danaher Corp.	776	249,593
Eurofins Scientific SE	1,160	148,398
Illumina, Inc.(c)	183	66,855
IQVIA Holdings, Inc.(c)	646	167,398
Lonza Group AG	278	224,165
Mettler-Toledo International, Inc.(c)	105	158,984
QIAGEN NV(c)	1,521	84,039
Thermo Fisher Scientific, Inc.	346	218,959
Waters Corp.(c)	286	93,828

		1,535,353

Pharmaceuticals – 0.7%
AstraZeneca PLC	729	79,924
AstraZeneca PLC (Sponsored ADR)	492	26,976
Bausch Health Cos., Inc.(c)	834	19,795
Bayer AG	526	26,530
Bristol-Myers Squibb Co.	1,220	65,429
Eli Lilly & Co.	693	171,892
GlaxoSmithKline PLC	3,649	74,086
Hikma Pharmaceuticals PLC	2,641	77,628
Jazz Pharmaceuticals PLC(c)	223	26,731
Johnson & Johnson	554	86,385
Mallinckrodt PLC(c)	476	92
Merck & Co., Inc.	863	64,647
Merck KGaA	536	132,475
Novartis AG	923	73,568
Novo Nordisk A/S – Class B	1,284	137,452
Organon & Co.	86	2,514
Orion Oyj – Class B	948	39,024
Perrigo Co. PLC	428	15,712
Pfizer, Inc.	2,016	108,320
Roche Holding AG	268	104,630

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sanofi	604	$57,418
Takeda Pharmaceutical Co., Ltd. (Sponsored ADR)(d)	1,184	15,806
UCB SA	558	61,017
Viatris, Inc.	1,277	15,720
Vifor Pharma AG	380	42,602
Zoetis, Inc.	996	221,152

		1,747,525

		8,046,370

Industrials – 3.3%
Aerospace & Defense – 0.4%
Airbus SE(c)	181	20,203
Babcock International Group PLC(c)	1,434	5,638
BAE Systems PLC	2,639	19,219
Boeing Co. (The)(c)	219	43,329
Bombardier, Inc. – Class B(c)	7,317	9,909
CAE, Inc.(c)	2,809	67,507
Dassault Aviation SA	110	10,425
General Dynamics Corp.	241	45,542
Howmet Aerospace, Inc.	824	23,179
Huntington Ingalls Industries, Inc.	180	31,952
L3Harris Technologies, Inc.	1,019	213,052
Leonardo SpA(c)	684	4,627
Lockheed Martin Corp.	198	65,997
Meggitt PLC(c)	2,664	26,051
Northrop Grumman Corp.	198	69,062
Raytheon Technologies Corp.	1,280	103,578
Rolls-Royce Holdings PLC(c)	5,507	8,984
Safran SA	174	19,435
Textron, Inc.	720	50,976
Thales SA	192	15,753
TransDigm Group, Inc.(c)	93	53,759

		908,177

Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.	534	50,778
Deutsche Post AG	500	29,531
DSV A/S	295	64,229
Expeditors International of Washington, Inc.	744	90,485
FedEx Corp.	189	43,540
Kuehne & Nagel International AG	139	39,736
Royal Mail PLC	3,581	23,850
United Parcel Service, Inc. – Class B	471	93,432

		435,581

Airlines – 0.1%
American Airlines Group, Inc.(c)	507	8,969
Delta Air Lines, Inc.(c)	566	20,489

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Deutsche Lufthansa AG(c)	1,312	$7,961
easyJet PLC(c)	1,301	8,604
International Consolidated Airlines Group SA(c)	4,711	8,039
Southwest Airlines Co.(c)	528	23,443
United Airlines Holdings, Inc.(c)	315	13,312

		90,817

Building Products – 0.2%
A O Smith Corp.	711	56,204
Assa Abloy AB – Class B	848	23,761
Carrier Global Corp.	587	31,768
Cie de Saint-Gobain	254	16,111
Fortune Brands Home & Security, Inc.	681	68,461
Geberit AG	50	38,176
Johnson Controls International PLC	1,024	76,554
Masco Corp.	1,061	69,920
Otis Worldwide Corp.	293	23,557
Resideo Technologies, Inc.(c)	63	1,644

		406,156

Commercial Services & Supplies – 0.3%
Cintas Corp.	386	162,965
G4S PLC(c)(f)(g)	3,969	12,933
ISS A/S(c)	413	7,423
Republic Services, Inc. – Class A	966	127,763
Securitas AB – Class B	1,405	20,300
Societe BIC SA	160	8,249
Stericycle, Inc.(c)	372	21,018
Waste Connections, Inc.	891	118,556
Waste Management, Inc.	916	147,174

		626,381

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	514	12,319
Boskalis Westminster	549	14,873
Bouygues SA	319	10,774
China Railway Group Ltd. – Class H	179,000	85,099
Eiffage SA	192	17,882
Epiroc AB – Class A	436	10,555
Epiroc AB – Class B	520	10,457
Ferrovial SA	1,062	29,571
Fluor Corp.(c)(d)	716	15,831
HOCHTIEF AG	79	5,931
Metso Outotec Oyj	1,685	16,981
Orascom Construction PLC	173	778
Skanska AB – Class B	763	17,556
SNC-Lavalin Group, Inc.	1,097	26,518

28 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Vinci SA	175	$16,557

		291,682

Electrical Equipment – 0.3%
ABB Ltd.	788	27,251
Acuity Brands, Inc.	140	28,189
AMETEK, Inc.	672	91,728
Eaton Corp. PLC	547	88,647
Emerson Electric Co.	688	60,434
Legrand SA	296	32,517
nVent Electric PLC	481	16,753
Prysmian SpA	537	19,909
Rockwell Automation, Inc.	235	79,007
Schneider Electric SE	198	35,140
Sensata Technologies Holding PLC(c)	858	47,791
Siemens Energy AG(c)	59	1,572
Vestas Wind Systems A/S	760	25,518

		554,456

Industrial Conglomerates – 0.1%
3M Co.	284	48,291
DCC PLC	173	12,742
General Electric Co.	199	18,903
Honeywell International, Inc.	378	76,447
Melrose Industries PLC	8,829	16,963
Roper Technologies, Inc.	184	85,404
Siemens AG	118	18,811
Smiths Group PLC	1,381	26,376

		303,937

Machinery – 0.6%
AGCO Corp.	496	54,664
Alfa Laval AB	849	32,759
Alstom SA	671	23,916
ANDRITZ AG	354	16,897
Atlas Copco AB – Class A	436	26,674
Atlas Copco AB – Class B	520	27,009
Caterpillar, Inc.	323	62,452
CNH Industrial NV	1,193	19,582
Cummins, Inc.	221	46,355
Deere & Co.	289	99,861
Dover Corp.	428	70,128
Electrolux Professional AB – Class B(c)	748	4,917
Flowserve Corp.	599	17,958
Fortive Corp.	674	49,788
GEA Group AG	378	19,130
Husqvarna AB – Class B	2,521	35,492
Illinois Tool Works, Inc.	349	81,020
IMI PLC	1,187	26,853

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ingersoll Rand, Inc.	413	$24,094
Kone Oyj – Class B	326	21,416
Middleby Corp. (The)(c)	251	43,845
Neles Oyj	392	5,849
PACCAR, Inc.	502	41,877
Parker-Hannifin Corp.	211	63,735
Pentair PLC	481	35,445
Sandvik AB	907	22,393
Schindler Holding AG	78	20,090
Schindler Holding AG (REG)	81	20,103
SKF AB – Class B	706	16,116
Snap-on, Inc.	233	47,977
Stanley Black & Decker, Inc.	329	57,496
Trane Technologies PLC	469	87,539
Volvo AB – Class B	910	19,592
Wartsila Oyj Abp	732	10,140
Weir Group PLC (The)	503	11,085
Westinghouse Air Brake Technologies Corp.	457	40,568
Xylem, Inc./NY	796	96,403
Zardoya Otis SA	1,731	13,763

		1,414,981

Marine – 0.0%
AP Moller – Maersk A/S – Class A	10	28,619
AP Moller – Maersk A/S – Class B	9	27,097

		55,716

Professional Services – 0.5%
Adecco Group AG	233	10,798
Bureau Veritas SA	963	30,499
Capita PLC(c)	1,612	942
CoStar Group, Inc.(c)	2,870	223,171
Equifax, Inc.	383	106,723
Experian PLC	1,125	50,508
Intertek Group PLC	254	17,987
Jacobs Engineering Group, Inc.	615	87,674
ManpowerGroup, Inc.	340	30,474
Nielsen Holdings PLC	827	15,845
Randstad NV	258	16,280
RELX PLC	1,139	35,346
RELX PLC (London)	1,122	34,805
Robert Half International, Inc.	701	77,930
SGS SA	10	30,168
Thomson Reuters Corp.	1,197	143,224
Verisk Analytics, Inc. – Class A	637	143,242
Wolters Kluwer NV	490	55,106

		1,110,722

30 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Road & Rail – 0.3%
AMERCO	94	$66,229
Canadian National Railway Co.	661	83,752
Canadian Pacific Railway Ltd.	1,400	97,976
CSX Corp.	1,578	54,694
JB Hunt Transport Services, Inc.	438	83,728
Kansas City Southern	333	96,853
Norfolk Southern Corp.	311	82,499
Union Pacific Corp.	324	76,347

		642,078

Trading Companies & Distributors – 0.2%
AerCap Holdings NV(c)	317	17,765
Ashtead Group PLC	560	45,051
Brenntag SE	322	27,580
Bunzl PLC	677	25,759
Fastenal Co.	1,510	89,347
Ferguson PLC	296	45,059
Finning International, Inc.	1,846	47,037
Rexel SA(c)	970	17,783
Travis Perkins PLC	697	13,399
United Rentals, Inc.(c)	195	66,054
WW Grainger, Inc.	196	94,356

		489,190

Transportation Infrastructure – 0.0%
Aena SME SA(c)(e)	131	19,239
Aeroports de Paris(c)	132	15,432
Atlantia SpA(c)	613	11,194
Fraport AG Frankfurt Airport Services Worldwide(c)	264	16,425
Getlink SE	1,705	25,192

		87,482

		7,417,356

Consumer Staples – 2.7%
Beverages – 0.5%
Anheuser-Busch InBev SA/NV	336	18,749
Brown-Forman Corp. – Class B	1,553	109,269
Carlsberg AS – Class B	434	67,400
Coca-Cola Co. (The)	2,349	123,205
Coca-Cola Europacific Partners PLC	1,012	50,548
Coca-Cola HBC AG(c)	1,304	40,157
Constellation Brands, Inc. – Class A	321	72,331
Diageo PLC	1,525	76,964
Heineken Holding NV	450	37,477
Heineken NV	502	49,966
Keurig Dr Pepper, Inc.	924	31,407
Molson Coors Beverage Co. – Class B	775	34,441

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Monster Beverage Corp.(c)	1,264	$105,898
PepsiCo, Inc.	845	135,014
Pernod Ricard SA	347	79,622
Remy Cointreau SA	337	79,033

		1,111,481

Food & Staples Retailing – 0.7%
Alimentation Couche-Tard, Inc. – Class B	3,374	123,608
Carrefour SA	1,249	20,659
Casino Guichard Perrachon SA(c)	448	10,161
Costco Wholesale Corp.	505	272,387
Distribuidora Internacional de Alimentacion SA(c)	54,700	980
Empire Co., Ltd. – Class A	3,731	106,984
Etablissements Franz Colruyt NV	915	42,955
George Weston Ltd.	1,283	135,406
ICA Gruppen AB	1,334	79,014
J Sainsbury PLC	10,711	39,351
Jeronimo Martins SGPS SA	2,095	45,654
Koninklijke Ahold Delhaize NV	1,925	64,776
Kroger Co. (The)	1,741	72,304
Loblaw Cos., Ltd.	1,937	146,020
METRO AG	963	10,901
Metro, Inc./CN	3,499	166,972
Rite Aid Corp.(c)(d)	91	1,121
Sysco Corp.	1,355	94,904
Tesco PLC	11,257	41,521
Walgreens Boots Alliance, Inc.	793	35,526
Walmart, Inc.	1,159	162,990

		1,674,194

Food Products – 0.8%
Archer-Daniels-Midland Co.	1,514	94,186
Aryzta AG(c)	6,292	7,335
Associated British Foods PLC	933	23,815
Barry Callebaut AG	33	78,072
Bunge Ltd.	891	77,134
Campbell Soup Co.	1,279	51,582
Chocoladefabriken Lindt & Spruengli AG	9	110,876
Chocoladefabriken Lindt & Spruengli AG (REG)	1	123,523
Conagra Brands, Inc.	1,969	60,153
Danone SA	580	34,112
General Mills, Inc.	1,305	80,610
Hershey Co. (The)	758	134,537
Hormel Foods Corp.(d)	1,930	79,902
Ingredion, Inc.	628	58,486
JM Smucker Co. (The)	614	77,653

32 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kellogg Co.	1,053	$64,422
Kerry Group PLC – Class A	503	61,951
Kraft Heinz Co. (The)	886	29,778
McCormick & Co., Inc./MD	1,800	154,476
Mondelez International, Inc. – Class A	1,174	69,196
Mowi ASA	1,945	44,223
Nestle SA	608	77,928
Orkla ASA	3,826	34,973
Saputo, Inc.	2,289	50,674
Tate & Lyle PLC	4,685	39,217
Tyson Foods, Inc. – Class A	1,060	83,698

		1,802,512

Household Products – 0.4%
Church & Dwight Co., Inc.	1,639	146,494
Clorox Co. (The)	669	108,947
Colgate-Palmolive Co.	1,207	90,549
Edgewell Personal Care Co.	667	28,321
Essity AB – Class B	1,288	41,128
Henkel AG & Co. KGaA	338	25,102
Henkel AG & Co. KGaA (Preference Shares)	356	28,089
Kimberly-Clark Corp.	706	91,999
Procter & Gamble Co. (The)	1,192	172,339
Reckitt Benckiser Group PLC	499	40,420
Spectrum Brands Holdings, Inc.	587	58,759

		832,147

Personal Products – 0.2%
Beiersdorf AG	471	46,847
Coty, Inc. – Class A(c)	2,104	20,472
Estee Lauder Cos., Inc. (The) – Class A	855	283,920
L’Oreal SA	228	102,951
Unilever PLC	811	41,420
Unilever PLC (Netherlands)	860	44,294

		539,904

Tobacco – 0.1%
Altria Group, Inc.	1,060	45,198
British American Tobacco PLC	579	19,378
British American Tobacco PLC (Sponsored ADR)(d)	643	21,637
Imperial Brands PLC	987	20,171
Philip Morris International, Inc.	715	61,447
Swedish Match AB	13,450	98,129

		265,960

		6,226,198

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 2.7%
Auto Components – 0.2%
Aptiv PLC(c)	302	$48,426
Autoliv, Inc.	287	27,664
BorgWarner, Inc.	676	29,257
Cie Generale des Etablissements Michelin SCA – Class B	199	29,366
Continental AG(c)	107	11,444
Faurecia SE	29	1,246
Faurecia SE (Italy)	21	900
Goodyear Tire & Rubber Co. (The)(c)	816	16,410
Lear Corp.	199	33,390
Linamar Corp.	630	36,169
Magna International, Inc. – Class A (Canada)	729	54,641
Nokian Renkaat Oyj	578	21,481
Schaeffler AG (Preference Shares)	1,288	9,947
Valeo	282	8,129
Veoneer, Inc.(c)(d)	287	10,217
Vitesco Technologies Group AG(c)	21	934

		339,621

Automobiles – 0.3%
Bayerische Motoren Werke AG	252	24,155
Bayerische Motoren Werke AG (Preference Shares)	288	22,583
Daimler AG	349	32,685
Ferrari NV	303	79,287
Ford Motor Co.	2,754	52,849
General Motors Co.(c)	869	50,289
Harley-Davidson, Inc.	457	16,740
Porsche Automobil Holding SE (Preference Shares)	377	31,629
Renault SA(c)	203	6,532
Stellantis NV	3,025	51,723
Tesla, Inc.(c)	270	309,085
Volkswagen AG	151	42,074
Volkswagen AG (Preference Shares)	138	25,212

		744,843

Distributors – 0.0%
Genuine Parts Co.	435	55,567
LKQ Corp.	877	49,024

		104,591

Diversified Consumer Services – 0.0%
H&R Block, Inc.	830	19,654

Hotels, Restaurants & Leisure – 0.5%
Accor SA(c)	515	15,267

34 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Aramark	1,174	$39,212
Booking Holdings, Inc.(c)	17	35,731
Carnival Corp.(c)(d)	557	9,814
Carnival PLC(c)	409	6,544
Chipotle Mexican Grill, Inc. – Class A(c)	57	93,674
Compass Group PLC(c)	1,758	34,295
Darden Restaurants, Inc.	368	50,766
Domino’s Pizza, Inc.	151	79,145
Expedia Group, Inc.(c)	215	34,634
Flutter Entertainment PLC(c)	226	30,951
Hilton Worldwide Holdings, Inc.(c)	532	71,857
InterContinental Hotels Group PLC(c)	470	27,927
Las Vegas Sands Corp.(c)	477	16,991
Marriott International, Inc./MD – Class A(c)	350	51,646
McDonald’s Corp.	324	79,250
MGM Resorts International	769	30,437
Norwegian Cruise Line Holdings Ltd.(c)	485	9,462
Restaurant Brands International, Inc.	668	37,373
Royal Caribbean Cruises Ltd.(c)(d)	277	19,340
Sodexo SA(c)	224	18,847
Starbucks Corp.	666	73,020
Travel & Leisure Co.	277	13,634
TUI AG-DI(c)	4,509	11,878
Whitbread PLC(c)	756	28,180
Wyndham Hotels & Resorts, Inc.	277	22,016
Wynn Resorts Ltd.(c)(d)	179	14,501
Yum! Brands, Inc.	630	77,389

		1,033,781

Household Durables – 0.3%
Barratt Developments PLC	2,559	23,698
Berkeley Group Holdings PLC	507	28,861
DR Horton, Inc.	836	81,677
Electrolux AB	748	16,794
Garmin Ltd.	605	80,792
Leggett & Platt, Inc.	679	27,425
Lennar Corp. – Class A	555	58,303
Lennar Corp. – Class B	11	944
Mohawk Industries, Inc.(c)	156	26,188
Newell Brands, Inc.	610	13,097
Persimmon PLC	763	27,728
PulteGroup, Inc.	1,261	63,088
SEB SA	178	26,382
Taylor Wimpey PLC	9,372	19,683
Toll Brothers, Inc.	690	43,794
Whirlpool Corp.(d)	167	36,362

		574,816

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 0.2%
Amazon.com, Inc.(c)	29	$101,705
eBay, Inc.	1,712	115,492
MercadoLibre, Inc.(c)	134	159,247
Qurate Retail, Inc.	1,207	9,656
Zalando SE(c)(e)	758	68,935

		455,035

Leisure Products – 0.0%
Hasbro, Inc.	367	35,566
Mattel, Inc.(c)	1,058	22,440
Nordic Entertainment Group AB – Class B(c)	65	3,228
Polaris, Inc.(d)	248	27,724

		88,958

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	300	39,651
Cie Financiere Richemont SA	285	42,412
Dollar General Corp.	382	84,537
Dollar Tree, Inc.(c)	304	40,684
Dollarama, Inc.	1,356	58,573
Kohl’s Corp.	485	24,847
Macy’s, Inc.	699	19,922
Marks & Spencer Group PLC(c)	4,897	15,364
Next PLC	400	41,790
Nordstrom, Inc.(c)(d)	496	10,500
Target Corp.	562	137,038

		515,318

Specialty Retail – 0.5%
Advance Auto Parts, Inc.	173	38,185
AutoNation, Inc.(c)	587	72,700
AutoZone, Inc.(c)	47	85,402
Bath & Body Works, Inc.	409	30,728
Bed Bath & Beyond, Inc.(c)(d)	660	12,098
Best Buy Co., Inc.	397	42,423
CarMax, Inc.(c)	276	38,985
CECONOMY AG(c)	963	3,821
Dick’s Sporting Goods, Inc.(d)	553	65,011
Dixons Carphone PLC	4,868	8,446
Dufry AG(c)	127	5,705
Foot Locker, Inc.(d)	407	18,576
Gap, Inc. (The)	852	14,084
H & M Hennes & Mauritz AB – Class B	936	16,499
Home Depot, Inc. (The)	245	98,150
Industria de Diseno Textil SA	757	23,929
Kingfisher PLC	6,282	26,398
Lowe’s Cos., Inc.	362	88,542
O’Reilly Automotive, Inc.(c)	119	75,941

36 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ross Stores, Inc.	451	$49,200
Signet Jewelers Ltd.	287	27,879
TJX Cos., Inc. (The)	1,056	73,286
Tractor Supply Co.	570	128,438
Ulta Beauty, Inc.(c)	91	34,939
Victoria’s Secret & Co.(c)	136	7,382
Wickes Group PLC	782	2,222

		1,088,969

Textiles, Apparel & Luxury Goods – 0.5%
adidas AG	138	39,912
Burberry Group PLC	981	23,041
Capri Holdings Ltd.(c)	474	28,070
Christian Dior SE	102	77,065
EssilorLuxottica SA	493	98,801
Gildan Activewear, Inc.	1,287	52,137
Hanesbrands, Inc.	1,331	21,496
Hermes International	67	125,733
HUGO BOSS AG	261	15,209
Kering SA	75	57,757
Kontoor Brands, Inc.	82	4,421
Lululemon Athletica, Inc.(c)	362	164,496
LVMH Moet Hennessy Louis Vuitton SE	90	69,983
NIKE, Inc. – Class B	676	114,406
Pandora A/S	240	29,861
Puma SE	60	7,249
PVH Corp.	229	24,453
Ralph Lauren Corp.	379	43,979
Swatch Group AG (The)	56	16,448
Swatch Group AG (The) (REG)	301	17,190
Tapestry, Inc.	597	23,952
Under Armour, Inc. – Class A(c)	1,122	26,468
Under Armour, Inc. – Class C(c)	1,242	24,927
VF Corp.	576	41,316

		1,148,370

		6,113,956

Materials – 2.6%
Chemicals – 1.4%
Air Liquide SA	447	73,819
Air Products and Chemicals, Inc.	522	150,044
Akzo Nobel NV	408	42,932
Albemarle Corp.	546	145,503
Arkema SA	294	38,550
Axalta Coating Systems Ltd.(c)	2,149	65,158
BASF SE	444	29,080
Celanese Corp. – Class A	722	109,282
CF Industries Holdings, Inc.	1,192	72,223

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Chr Hansen Holding A/S	469	$34,894
Corteva, Inc.	701	31,545
Covestro AG(e)	458	25,831
Croda International PLC	632	84,757
Dow, Inc.	701	38,506
DuPont de Nemours, Inc.	701	51,846
Eastman Chemical Co.	794	82,806
Ecolab, Inc.	833	184,484
EMS-Chemie Holding AG	47	44,805
Evonik Industries AG	1,232	37,043
FMC Corp.	742	74,341
Fuchs Petrolub SE	915	41,093
Givaudan SA	25	122,219
International Flavors & Fragrances, Inc.	533	75,777
Johnson Matthey PLC	1,127	31,310
K&S AG(c)	1,009	17,139
Koninklijke DSM NV	642	138,182
LANXESS AG	442	25,597
Linde PLC	436	138,709
Livent Corp.(c)(d)	693	20,991
LyondellBasell Industries NV – Class A	645	56,199
Methanex Corp.	1,103	44,061
Mosaic Co. (The)	2,007	68,680
Novozymes A/S – Class B	559	42,453
Nutrien Ltd.	3,184	211,062
PPG Industries, Inc.	660	101,752
Sherwin-Williams Co. (The)	693	229,549
Sika AG	360	140,580
Solvay SA	330	36,923
Symrise AG	710	99,877
Umicore SA	1,130	55,256
Yara International ASA	866	42,512

		3,157,370

Construction Materials – 0.2%
CRH PLC	1,075	52,261
HeidelbergCement AG	356	23,685
Holcim Ltd.(c)	595	28,663
Imerys SA	563	21,949
Martin Marietta Materials, Inc.	237	95,632
Vulcan Materials Co.	393	75,315

		297,505

Containers & Packaging – 0.4%
Avery Dennison Corp.	978	200,558
Ball Corp.	1,802	168,397
CCL Industries, Inc. – Class B	1,790	87,843
Crown Holdings, Inc.	1,332	140,926

38 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

International Paper Co.	1,270	$57,810
Packaging Corp. of America	678	88,540
Sealed Air Corp.	1,509	93,739
Westrock Co.	1,050	45,560

		883,373

Metals & Mining – 0.5%
Agnico Eagle Mines Ltd.	888	44,266
Anglo American PLC	1,415	52,086
Antofagasta PLC	2,036	37,224
ArcelorMittal SA	987	26,795
Arconic Corp.(c)	206	5,504
Barrick Gold Corp. (London)	1,911	36,801
Barrick Gold Corp. (Toronto)	2,364	44,932
BHP Group PLC	1,449	39,595
Boliden AB	977	33,680
Eldorado Gold Corp.(c)	1,427	12,835
First Quantum Minerals Ltd.	3,202	68,254
Franco-Nevada Corp.	739	101,341
Freeport-McMoRan, Inc.	2,604	96,556
Fresnillo PLC	1,276	15,394
Glencore PLC(c)	5,705	27,086
Kinross Gold Corp.	6,730	39,934
Newmont Corp.	1,386	76,119
Newmont Corp. (Toronto)	1,053	57,660
Norsk Hydro ASA	4,362	28,249
Nucor Corp.(d)	910	96,697
Rio Tinto PLC	669	41,012
Teck Resources Ltd. – Class B	2,652	70,335
thyssenkrupp AG(c)	1,007	11,042
Turquoise Hill Resources Ltd.(c)	641	9,529
voestalpine AG	636	21,463
Wheaton Precious Metals Corp.	1,870	78,199
Yamana Gold, Inc.	7,199	28,741

		1,201,329

Paper & Forest Products – 0.1%
Mondi PLC	1,889	43,151
Stora Enso Oyj – Class R	2,477	41,934
Svenska Cellulosa AB SCA – Class B	1,288	20,950
Sylvamo Corp.(c)	115	3,482
UPM-Kymmene Oyj	1,348	48,879
West Fraser Timber Co., Ltd.	1,065	87,571

		245,967

		5,785,544

Utilities – 2.1%
Electric Utilities – 1.1%
Alliant Energy Corp.	1,649	90,349

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

American Electric Power Co., Inc.	1,054	$85,427
Duke Energy Corp.	865	83,914
Edison International	797	52,028
EDP – Energias de Portugal SA	19,584	107,319
Electricite de France SA	3,570	50,096
Emera, Inc.	2,500	114,858
Endesa SA	3,408	76,663
Enel SpA	10,639	80,615
Entergy Corp.	880	88,299
Evergy, Inc.	973	61,591
Eversource Energy	1,141	93,870
Exelon Corp.	1,491	78,620
FirstEnergy Corp.	1,915	72,119
Fortis, Inc./Canada	2,662	115,153
Fortum Oyj	4,004	115,123
Hydro One Ltd.(e)	3,582	87,570
Iberdrola SA	8,534	95,855
NextEra Energy, Inc.	2,156	187,098
OGE Energy Corp.	1,973	67,713
Orsted AS(e)	1,497	192,481
Pinnacle West Capital Corp.	753	48,983
PPL Corp.	1,790	49,816
Red Electrica Corp. SA	3,748	79,667
Southern Co. (The)	1,397	85,357
SSE PLC	3,489	71,730
Terna – Rete Elettrica Nazionale	13,636	101,402
Xcel Energy, Inc.	1,190	75,839

		2,509,555

Gas Utilities – 0.2%
AltaGas Ltd.	3,076	58,513
Atmos Energy Corp.	860	77,675
Enagas SA	3,496	79,764
Macquarie Infrastructure Corp.	570	2,064
Naturgy Energy Group SA	2,625	72,418
Snam SpA	22,765	128,288
UGI Corp.	1,317	54,326

		473,048

Independent Power and Renewable Electricity Producers – 0.0%
AES Corp. (The)	4,046	94,595

Multi-Utilities – 0.7%
Ameren Corp.	1,162	94,808
Atco Ltd./Canada – Class I	1,665	54,260
Canadian Utilities Ltd. – Class A	2,932	78,725
CenterPoint Energy, Inc.	2,121	54,955

40 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Centrica PLC(c)	23,244	$19,984
CMS Energy Corp.	1,535	90,335
Consolidated Edison, Inc.	866	67,236
Dominion Energy, Inc.	1,315	93,628
DTE Energy Co.	687	74,430
E.ON SE	6,694	82,579
Engie SA	3,398	49,157
National Grid PLC	4,604	61,091
NiSource, Inc.	2,608	63,922
Public Service Enterprise Group, Inc.	1,187	74,176
RWE AG	2,734	105,286
Sempra Energy	547	65,569
Suez SA	3,280	73,411
United Utilities Group PLC	6,181	88,777
Veolia Environnement SA	3,120	100,056
WEC Energy Group, Inc.	1,055	91,711

		1,484,096

Water Utilities – 0.1%
American Water Works Co., Inc.	869	146,487
Severn Trent PLC	2,353	90,156

		236,643

		4,797,937

Communication Services – 1.5%
Diversified Telecommunication Services – 0.6%
Altice USA, Inc. – Class A(c)	713	11,294
AT&T, Inc.	2,772	63,285
BCE, Inc.	3,032	152,591
BT Group PLC(c)	7,665	16,136
Charter Communications, Inc. – Class A(c)(d)	83	53,641
Comcast Corp. – Class A	824	41,184
Deutsche Telekom AG	2,256	39,734
Elisa Oyj	1,116	67,012
Eurazeo SE	635	52,074
Eutelsat Communications SA	1,132	14,339
Koninklijke KPN NV	12,242	36,061
Liberty Global PLC – Class C(c)	1,811	48,245
Liberty Global PLC – Class A(c)	813	21,463
Liberty Latin America Ltd. – Class C(c)	1,189	13,364
Lumen Technologies, Inc.(d)	3,838	47,361
Orange SA	2,176	23,394
Proximus SADP	1,770	32,174
Shaw Communications, Inc. – Class B	2,404	69,629
Sirius XM Holdings, Inc.(d)	4,633	28,261
Swisscom AG	114	63,328
Telecom Italia SpA/Milano	31,583	16,410

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecom Italia SpA/Milano (Savings Shares)	39,625	$19,352
Telefonica Deutschland Holding AG	7,772	20,729
Telefonica SA	3,726	16,905
Telenet Group Holding NV	522	18,728
Telenor ASA	2,325	34,355
Telia Co. AB	12,753	49,290
TELUS Corp.	6,684	152,783
United Internet AG	623	23,346
Verizon Communications, Inc.	1,696	85,258

		1,331,726

Entertainment – 0.2%
Activision Blizzard, Inc.	841	49,283
Bollore SA	3,319	17,808
Electronic Arts, Inc.	495	61,489
Modern Times Group MTG AB – Class B(c)	90	898
Netflix, Inc.(c)	129	82,805
Universal Music Group NV	1,098	31,517
Walt Disney Co. (The)(c)	1,074	155,623

		399,423

Interactive Media & Services – 0.3%
Adevinta ASA – Class B(c)	2,027	28,887
Alphabet, Inc. – Class A(c)	78	221,360
Alphabet, Inc. – Class C(c)	76	216,527
Auto Trader Group PLC	4,579	44,479
Cars.com, Inc.(c)	283	4,721
Meta Platforms, Inc. – Class A(c)	387	125,566
TripAdvisor, Inc.(c)(d)	426	11,016
Twitter, Inc.(c)	1,866	81,992

		734,548

Media – 0.3%
Discovery, Inc. – Class A(c)(d)	1,012	23,549
Discovery, Inc. – Class C(c)	1,427	32,407
DISH Network Corp. – Class A(c)	297	9,281
Fox Corp. – Class A	338	12,070
Fox Corp. – Class B	340	11,424
Interpublic Group of Cos., Inc. (The)	1,393	46,234
ITV PLC(c)	7,799	11,459
JCDecaux SA(c)	889	22,749
Lagardere SA(c)	819	21,175
Liberty Broadband Corp.(c)	346	53,578
Liberty Media Corp.-Liberty SiriusXM –Class A(c)	944	46,067
Liberty Media Corp.-Liberty SiriusXM –Class C(c)	855	41,835
Loyalty Ventures, Inc.(c)	86	2,468
News Corp. – Class A	2,510	54,266

42 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Omnicom Group, Inc.	460	$30,963
Pearson PLC	1,740	13,759
ProSiebenSat.1 Media SE	638	9,373
Publicis Groupe SA	351	22,713
RTL Group SA(c)	289	14,865
RTL Group SA	30	1,550
Schibsted ASA – Class A	973	43,354
Schibsted ASA – Class B	1,054	40,717
SES SA	1,380	10,746
TEGNA, Inc.	850	16,788
ViacomCBS, Inc. – Class B	829	25,658
Vivendi SE	1,098	13,983
WPP PLC	1,472	20,432

		653,463

Wireless Telecommunication Services – 0.1%
Millicom International Cellular SA(c)	591	18,572
Rogers Communications, Inc. – Class B	2,193	98,127
T-Mobile US, Inc.(c)	970	105,546
Tele2 AB – Class B	4,849	69,198
Vodafone Group PLC	17,886	25,931

		317,374

		3,436,534

Energy – 1.3%
Energy Equipment & Services – 0.1%
Baker Hughes Co. – Class A	758	17,692
ChampionX Corp.(c)	214	4,368
Core Laboratories NV	280	6,409
Drilling Co. of 1972 A/S (The)(c)	38	1,371
Halliburton Co.	747	16,128
Helmerich & Payne, Inc.	490	11,000
NOV, Inc.(c)	851	10,144
Petrofac Ltd.(c)	6,919	10,002
Saipem SpA(c)	858	1,703
Schlumberger NV	606	17,380
Tenaris SA	3,797	37,184
Weatherford International PLC(c)	1	29

		133,410

Oil, Gas & Consumable Fuels – 1.2%
Antero Resources Corp.(c)	1,271	22,319
APA Corp.	607	15,642
ARC Resources Ltd.	4,153	36,444
BP PLC	13,599	59,002
Cameco Corp.	2,728	63,617
Canadian Natural Resources Ltd.	1,035	42,325
Cenovus Energy, Inc.	5,037	59,776

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Cheniere Energy, Inc.	609	$63,829
Chevron Corp.	571	64,449
China Petroleum & Chemical Corp. – Class H	230,000	100,259
China Shenhua Energy Co., Ltd. – Class H	99,000	205,111
ConocoPhillips	1,067	74,829
Continental Resources, Inc./OK(d)	603	26,737
Coterra Energy, Inc.	2,088	41,927
Crescent Point Energy Corp.	2,365	10,182
Devon Energy Corp.	669	28,138
Diamondback Energy, Inc.	286	30,525
DTE Midstream LLC(c)	343	15,733
Enbridge, Inc.	1,314	49,301
Eni SpA	4,936	65,046
EOG Resources, Inc.	364	31,668
EQT Corp.(c)	539	10,473
Equinor ASA	4,590	114,846
Equitrans Midstream Corp.	431	4,146
Exxon Mobil Corp.	713	42,666
Galp Energia SGPS SA	4,711	44,210
Hess Corp.	565	42,104
HollyFrontier Corp.	1,019	32,934
Imperial Oil Ltd.	1,534	50,711
Keyera Corp.	1,731	38,023
Kinder Morgan, Inc.	1,880	29,065
Koninklijke Vopak NV	1,705	64,942
Lundin Energy AB	2,787	98,491
Marathon Oil Corp.	1,390	21,531
Marathon Petroleum Corp.	1,407	85,616
Murphy Oil Corp.(d)	914	24,294
Neste Oyj	4,680	221,350
Occidental Petroleum Corp.	864	25,618
OMV AG	1,553	82,472
ONEOK, Inc.	703	42,068
Ovintiv, Inc.	398	13,834
Ovintiv, Inc. (Canada)	403	13,998
Pembina Pipeline Corp.	2,130	63,027
Peyto Exploration & Development Corp.	1,639	13,369
Phillips 66	607	41,986
Pioneer Natural Resources Co.	271	48,325
PrairieSky Royalty Ltd.	1,883	20,577
Range Resources Corp.(c)(d)	940	18,386
Royal Dutch Shell PLC – Class A	3,106	64,976
Royal Dutch Shell PLC – Class B	3,120	65,383
Southwestern Energy Co.(c)(d)	2,381	10,667
Suncor Energy, Inc.	1,483	36,127
Targa Resources Corp.	621	32,062

44 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

TC Energy Corp.	1,444	$67,732
Thungela Resources Ltd.(c)	141	630
TotalEnergies SE	1,632	75,093
Tourmaline Oil Corp.	1,532	50,981
Valero Energy Corp.	618	41,369
Vermilion Energy, Inc.(c)	920	9,190
Williams Cos., Inc. (The)	1,051	28,156

		2,898,287

		3,031,697

Real Estate – 1.3%
Equity Real Estate Investment Trusts (REITs) – 1.1%
Alexandria Real Estate Equities, Inc.	370	74,026
American Tower Corp.	354	92,918
AvalonBay Communities, Inc.	234	55,896
Boston Properties, Inc.	360	38,822
British Land Co. PLC (The)	5,156	34,862
Brixmor Property Group, Inc.	1,101	25,037
Camden Property Trust	472	77,979
Covivio	424	35,134
Crown Castle International Corp.	494	89,735
Digital Realty Trust, Inc.	378	63,406
DigitalBridge Group, Inc.(c)	3,138	24,979
Duke Realty Corp.	1,323	77,171
Equinix, Inc.	91	73,910
Equity Residential	641	54,684
Essex Property Trust, Inc.	185	62,796
Extra Space Storage, Inc.	489	97,800
Federal Realty Investment Trust	282	34,593
Gecina SA	296	39,883
H&R Real Estate Investment Trust	3,643	44,744
Hammerson PLC	28,225	11,339
Healthpeak Properties, Inc.	1,144	37,592
Host Hotels & Resorts, Inc.(c)	1,706	26,784
ICADE	547	38,850
Intu Properties PLC(c)(f)(g)	9,375	– 0	–
Iron Mountain, Inc.(d)	1,144	51,983
JBG SMITH Properties	232	6,447
Kimco Realty Corp.	1,471	32,980
Klepierre SA(c)	1,062	22,347
Land Securities Group PLC	3,092	29,805
Macerich Co. (The)	518	9,769
Mid-America Apartment Communities, Inc.	487	100,444
National Retail Properties, Inc.	864	38,102
Orion Office REIT, Inc.(c)	116	2,061
Prologis, Inc.	1,398	210,749

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Public Storage	203	$66,458
Realty Income Corp.	1,162	78,923
Regency Centers Corp.	664	46,042
RioCan Real Estate Investment Trust	3,105	51,651
SBA Communications Corp.	280	96,264
Segro PLC	5,086	95,053
Simon Property Group, Inc.	199	30,415
SL Green Realty Corp.(d)	358	24,856
SmartCentres Real Estate Investment Trust	1,619	37,793
UDR, Inc.	1,200	68,076
Ventas, Inc.	613	28,762
Vornado Realty Trust	465	18,665
Welltower, Inc.	621	49,444
Weyerhaeuser Co.	1,110	41,747

		2,451,776

Real Estate Management & Development – 0.2%
CBRE Group, Inc. – Class A(c)	938	89,645
Deutsche Wohnen SE	1,099	49,292
First Capital Real Estate Investment Trust	2,575	35,316
Jones Lang LaSalle, Inc.(c)	249	58,492
Swiss Prime Site AG	732	69,339
Unibail-Rodamco-Westfield(c)	156	10,268
Vonovia SE	1,235	68,537
Zillow Group, Inc. – Class C(c)	848	46,021

		426,910

		2,878,686

Total Common Stocks (cost $40,926,551)		71,565,080

INVESTMENT COMPANIES – 8.2%
Funds and Investment Trusts – 8.2%(h)
Altaba, Inc.(c)(f)(g)	1,120	– 0	–
iShares Russell 1000 Value ETF – Class E(d)	41,760	6,626,059
iShares Russell 2000 Value ETF(d)	20,070	3,220,633
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E	98,020	2,793,570
Vanguard Global ex-U.S. Real Estate ETF	19,860	1,096,073
Vanguard Real Estate ETF(d)	46,320	4,944,197

Total Investment Companies (cost $17,224,254)		18,680,532

46 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.6%
Mexico – 0.6%
Mexico Government International Bond 4.125%, 01/21/2026 (cost $1,172,234)	U.S.$	1,174	$1,288,465

		Shares
PREFERRED STOCKS – 0.0%
Consumer Discretionary – 0.0%
Internet & Direct Marketing Retail – 0.0%
Qurate Retail, Inc. 8.00%(c)		36	3,762

Real Estate – 0.0%
Real Estate Management & Development – 0.0%
Brookfield Property Preferred LP 6.25%(d)		29	726

Total Preferred Stocks (cost $10,293)			4,488

RIGHTS – 0.0%
Real Estate – 0.0%
Real Estate Management & Development – 0.0%
Vonovia SE, expiring 12/02/2021(c) (cost $0)		1,235	4,356

WARRANTS – 0.0%
Energy – 0.0%
Energy Equipment & Services – 0.0%
Weatherford International PLC, expiring 11/26/2023(c)		20	12

Oil, Gas & Consumable Fuels – 0.0%
Cenovus Energy, Inc., expiring 01/01/2026(c)		200	1,443
Occidental Petroleum Corp., expiring 08/03/2027(c)		108	1,350

			2,793

			2,805

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 0.0%
Multiline Retail – 0.0%
Cie Financiere Richemont SA, expiring 11/27/2023(c)	570	$621

Total Warrants (cost $1,355)		3,426

SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(h)(i)(j) (cost $8,455,441)	8,455,441	8,455,441

Total Investments Before Security Lending Collateral for Securities Loaned – 95.8% (cost $180,103,616)		217,698,053

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.8%
Investment Companies – 1.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(h)(i)(j) (cost $4,140,407)	4,140,407	4,140,407

Total Investments – 97.6% (cost $184,244,023)		221,838,460
Other assets less liabilities – 2.4%		5,511,214

Net Assets – 100.0%		$227,349,674

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	37	January 2022	$2,548,560	$(388,525)
Canadian 10 Yr Bond Futures	62	March 2022	6,851,086	61,503
Cattle Feeder Futures	12	January 2022	989,100	27,680
Cocoa Futures	18	May 2022	426,420	(41,221)
Coffee Robusta Futures	37	January 2022	836,200	50,406
Coffee ‘C’ Futures	14	May 2022	1,216,163	150,360
Copper Futures	24	March 2022	2,568,000	2,992
Corn Futures	63	May 2022	1,795,500	(15,066)
Cotton No.2 Futures	15	May 2022	784,575	(43,350)

48 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	94	December 2021	$4,346,304	$(82,330)
Euro-Bund Futures	28	December 2021	5,473,578	99,362
Gasoline RBOB Futures	11	December 2021	896,326	(30,812)
Gold 100 OZ Futures	29	February 2022	5,151,850	(257,305)
Hang Seng Index Futures	8	December 2021	1,204,155	(60,200)
Japan 10 Yr Bond (OSE) Futures	3	December 2021	4,032,556	1,641
KC HRW Wheat Futures	34	May 2022	1,397,400	52,258
Lean Hogs Futures	16	April 2022	545,600	27,497
Live Cattle Futures	16	April 2022	902,880	22,011
LME Nickel Futures	14	January 2022	1,677,900	51,026
LME Primary Aluminum Futures	39	January 2022	2,554,988	(79,346)
LME Zinc Futures	17	January 2022	1,363,719	(67,418)
Long Gilt Futures	44	March 2022	7,389,626	49,093
Low SU Gasoil Futures	16	March 2022	951,600	15,971
MSCI Emerging Markets Futures	133	December 2021	8,061,795	(604,481)
MSCI Singapore IX ETS Futures	29	December 2021	731,509	(42,100)
Natural Gas Futures	48	December 2021	2,192,160	(526,061)
Natural Gas Futures	50	February 2022	2,140,000	(465,052)
NY Harbor ULSD Futures	13	December 2021	1,124,924	(25,156)
Platinum Futures	11	January 2022	510,015	(11,833)
S&P Mid 400 E-Mini Futures	2	December 2021	541,240	(1,063)
Silver Futures	9	March 2022	1,026,675	(98,123)
Soybean Futures	34	May 2022	2,099,925	(51,724)
Soybean Meal Futures	38	May 2022	1,302,640	32,567
Soybean Oil Futures	46	May 2022	1,523,244	(112,856)
SPI 200 Futures	20	December 2021	2,577,309	(61,345)
Sugar 11 (World) Futures	61	April 2022	1,248,890	(48,146)
TOPIX Index Futures	46	December 2021	7,715,840	(524,074)
U.S. T-Note 5 Yr (CBT) Futures	61	March 2022	7,405,305	25,656
U.S. T-Note 10 Yr (CBT) Futures	83	March 2022	10,857,438	153,667
Wheat Futures (CBT)	36	May 2022	1,428,750	10,056
WTI Crude Futures	46	December 2021	3,044,280	(694,354)

Sold Contracts
Bloomberg Commodity Index Futures	970	December 2021	9,282,900	249,203
FTSE 100 Index Futures	16	December 2021	1,506,461	(1,930)
Japan 10 Yr Bond (OSE) Futures	9	December 2021	12,097,669	(7,816)
LME Nickel Futures	4	January 2022	479,400	(2,843)
LME Primary Aluminum Futures	4	January 2022	262,050	(4,841)
NASDAQ 100 E-Mini Futures	8	December 2021	2,584,080	(114,668)
Nikkei 225 (CME) Futures	7	December 2021	968,625	23,855
OMXS30 Index Futures	10	December 2021	248,794	11,159
Russell 2000 E-Mini Futures	4	December 2021	439,460	6,278
S&P 500 E-Mini Futures	33	December 2021	7,534,313	(153,671)
S&P TSX 60 Index Futures	16	December 2021	3,121,218	(43,905)
TOPIX Index Futures	3	December 2021	503,207	34,142
U.S. T-Note 10 Yr (CBT) Futures	82	March 2022	10,726,625	(148,175)

				$(3,651,407)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	156,889	USD	2,132	12/15/2021	$21,004
Bank of America, NA	USD	7,215	NOK	62,991	12/15/2021	(251,019)
Bank of America, NA	USD	6,054	RUB	434,408	12/15/2021	(209,118)
Barclays Bank PLC	USD	662	PLN	2,703	12/07/2021	(4,279)
Barclays Bank PLC	CNY	10,387	USD	1,621	12/09/2021	(8,874)
Barclays Bank PLC	CAD	5,034	USD	3,960	12/15/2021	18,868
Barclays Bank PLC	GBP	1,237	USD	1,654	12/15/2021	8,398
Barclays Bank PLC	JPY	288,247	USD	2,526	12/15/2021	(24,484)
Barclays Bank PLC	NOK	11,871	USD	1,313	12/15/2021	393
Barclays Bank PLC	USD	2,109	NOK	18,798	12/15/2021	(30,622)
Barclays Bank PLC	USD	1,303	NZD	1,916	12/15/2021	4,302
Barclays Bank PLC	USD	3,282	SEK	29,630	12/15/2021	5,895
Barclays Bank PLC	USD	3,118	SEK	27,428	12/15/2021	(74,206)
Barclays Bank PLC	MYR	3,871	USD	921	12/22/2021	3,295
Barclays Bank PLC	USD	11,146	MYR	46,427	12/22/2021	(142,805)
Barclays Bank PLC	USD	6,677	INR	499,081	01/07/2022	(50,974)
Barclays Bank PLC	KRW	1,118,553	USD	954	01/20/2022	8,815
Barclays Bank PLC	TWD	27,892	USD	1,007	01/20/2022	(5,168)
Barclays Bank PLC	USD	262	TWD	7,243	01/20/2022	442
Barclays Bank PLC	IDR	6,964,701	USD	486	01/27/2022	2,379
Barclays Bank PLC	PHP	259,450	USD	5,090	01/27/2022	(44,453)
Barclays Bank PLC	USD	2,975	IDR	43,007,957	01/27/2022	10,078
Barclays Bank PLC	USD	1,093	IDR	15,653,482	01/27/2022	(6,407)
Barclays Bank PLC	USD	629	PHP	31,851	01/27/2022	958
Barclays Bank PLC	USD	756	CAD	969	02/10/2022	2,821
BNP Paribas SA	USD	939	CZK	20,155	12/07/2021	(43,306)
BNP Paribas SA	USD	1,433	CNY	9,145	12/09/2021	2,317
BNP Paribas SA	USD	7,723	CAD	9,700	12/15/2021	(128,681)
BNP Paribas SA	GBP	2,951	USD	4,002	01/14/2022	73,583
BNP Paribas SA	USD	1,117	GBP	824	01/14/2022	(20,546)
BNP Paribas SA	DKK	3,946	USD	615	01/20/2022	11,999
BNP Paribas SA	HKD	41,560	USD	5,338	02/10/2022	7,888
Citibank, NA	CNY	9,140	USD	1,406	12/09/2021	(28,897)
Citibank, NA	USD	2,100	SEK	18,643	12/15/2021	(30,915)
Citibank, NA	CAD	12,376	USD	9,829	02/10/2022	136,703
Citibank, NA	EUR	8,928	USD	10,327	02/10/2022	178,131
Citibank, NA	USD	1,397	CAD	1,759	02/10/2022	(19,428)
Citibank, NA	USD	3,474	EUR	3,004	02/10/2022	(59,935)
Credit Suisse International	CZK	65,667	USD	2,906	12/07/2021	(12,885)
Credit Suisse International	USD	1,240	CZK	27,536	12/07/2021	(16,030)
Credit Suisse International	USD	1,276	HUF	411,311	12/07/2021	3,615
Credit Suisse International	USD	874	PLN	3,653	12/07/2021	15,436
Credit Suisse International	USD	660	PLN	2,703	12/07/2021	(1,503)
Credit Suisse International	CNY	23,988	USD	3,758	12/09/2021	(6,633)
Credit Suisse International	USD	4,254	CNY	27,202	12/09/2021	15,656
Credit Suisse International	USD	1,914	ILS	6,180	12/09/2021	46,636
Credit Suisse International	EUR	1,357	USD	1,529	12/15/2021	(10,573)
Credit Suisse International	GBP	1,700	USD	2,261	12/15/2021	(625)
Credit Suisse International	USD	1,280	CAD	1,637	12/15/2021	1,395
Credit Suisse International	USD	741	CHF	685	12/15/2021	5,578

50 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	MXN	27,327	USD	1,330	01/13/2022	$65,702
Credit Suisse International	USD	736	MXN	15,912	01/13/2022	(168)
Deutsche Bank AG	BRL	1,387	USD	247	12/02/2021	86
Deutsche Bank AG	USD	245	BRL	1,387	12/02/2021	1,489
Deutsche Bank AG	USD	792	HUF	259,344	12/07/2021	15,315
Deutsche Bank AG	USD	594	PLN	2,481	12/07/2021	9,817
Deutsche Bank AG	GBP	1,307	USD	1,755	12/15/2021	16,249
Deutsche Bank AG	USD	644	JPY	73,179	12/15/2021	4,022
Deutsche Bank AG	USD	2,128	RUB	156,812	12/15/2021	(18,073)
Deutsche Bank AG	INR	182,541	USD	2,420	01/07/2022	(3,514)
Deutsche Bank AG	USD	3,336	KRW	3,952,662	01/20/2022	2,915
Deutsche Bank AG	CLP	1,205,448	USD	1,487	01/21/2022	38,066
Deutsche Bank AG	COP	27,921,006	USD	7,157	01/21/2022	204,468
Deutsche Bank AG	PEN	22,595	USD	5,603	01/21/2022	61,767
Deutsche Bank AG	PEN	2,008	USD	491	01/21/2022	(998)
Deutsche Bank AG	USD	325	CLP	265,533	01/21/2022	(5,978)
Deutsche Bank AG	USD	477	COP	1,883,438	01/21/2022	(8,116)
Goldman Sachs Bank USA	BRL	28,574	USD	5,084	12/02/2021	1,764
Goldman Sachs Bank USA	USD	5,126	BRL	28,574	12/02/2021	(43,172)
Goldman Sachs Bank USA	HUF	738,002	USD	2,363	12/07/2021	66,418
Goldman Sachs Bank USA	PLN	2,543	USD	642	12/07/2021	23,194
Goldman Sachs Bank USA	ILS	6,180	USD	1,931	12/09/2021	(29,841)
Goldman Sachs Bank USA	USD	3,245	CNY	20,774	12/09/2021	15,300
Goldman Sachs Bank USA	AUD	2,067	USD	1,492	12/15/2021	17,897
Goldman Sachs Bank USA	GBP	908	USD	1,219	12/15/2021	11,503
Goldman Sachs Bank USA	NZD	1,388	USD	978	12/15/2021	31,080
Goldman Sachs Bank USA	RUB	115,996	USD	1,578	12/15/2021	17,489
Goldman Sachs Bank USA	USD	598	CAD	749	12/15/2021	(12,020)
Goldman Sachs Bank USA	USD	1,212	CHF	1,130	12/15/2021	19,242
Goldman Sachs Bank USA	USD	1,378	EUR	1,209	12/15/2021	(6,632)
Goldman Sachs Bank USA	USD	708	JPY	81,358	12/15/2021	12,348
Goldman Sachs Bank USA	USD	600	NOK	5,222	12/15/2021	(22,287)
Goldman Sachs Bank USA	USD	902	NZD	1,300	12/15/2021	(14,925)
Goldman Sachs Bank USA	INR	21,499	USD	287	01/07/2022	2,048
Goldman Sachs Bank USA	KRW	2,429,825	USD	2,056	01/20/2022	4,073
Goldman Sachs Bank USA	ZAR	45,932	USD	2,884	01/25/2022	17,596
HSBC Bank USA	AUD	8,468	USD	6,188	12/15/2021	150,693
HSBC Bank USA	CHF	2,444	USD	2,663	01/13/2022	(4,029)
HSBC Bank USA	SEK	9,073	USD	1,040	01/20/2022	31,477
HSBC Bank USA	USD	948	KRW	1,118,553	01/20/2022	(3,593)
HSBC Bank USA	USD	1,443	NOK	12,342	01/20/2022	(79,079)
HSBC Bank USA	USD	896	SEK	7,820	01/20/2022	(27,130)
HSBC Bank USA	USD	1,919	TWD	53,050	01/20/2022	6,365
HSBC Bank USA	USD	3,175	CLP	2,571,003	01/21/2022	(84,130)
HSBC Bank USA	IDR	20,196,718	USD	1,409	01/27/2022	6,802
JPMorgan Chase Bank, NA	USD	959	SGD	1,292	01/14/2022	(12,162)
Morgan Stanley Capital Services, Inc.	BRL	29,960	USD	5,354	12/02/2021	24,618
Morgan Stanley Capital Services, Inc.	USD	5,331	BRL	29,960	12/02/2021	(1,849)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	5,316	BRL	29,960	01/04/2022	$(23,127)
Morgan Stanley Capital Services, Inc.	GBP	2,496	USD	3,359	01/14/2022	36,996
Morgan Stanley Capital Services, Inc.	NZD	8,939	USD	6,197	01/20/2022	99,163
Morgan Stanley Capital Services, Inc.	TWD	53,024	USD	1,894	01/20/2022	(29,657)
Morgan Stanley Capital Services, Inc.	AUD	4,936	USD	3,649	02/08/2022	128,413
Morgan Stanley Capital Services, Inc.	JPY	2,460,164	USD	21,608	02/09/2022	(180,253)
Morgan Stanley Capital Services, Inc.	USD	714	JPY	81,280	02/09/2022	5,955
Natwest Markets PLC	NOK	12,342	USD	1,478	01/20/2022	113,772
Standard Chartered Bank	INR	131,334	USD	1,765	01/07/2022	21,691
Standard Chartered Bank	EUR	1,650	CHF	1,717	01/13/2022	(1,210)
Standard Chartered Bank	USD	1,491	IDR	21,419,831	01/27/2022	(4,209)
Standard Chartered Bank	USD	3,877	PHP	195,295	01/27/2022	(12,514)
Standard Chartered Bank	USD	1,399	JPY	157,942	02/09/2022	261
State Street Bank & Trust Co.	CZK	10,399	EUR	411	12/07/2021	4,406
State Street Bank & Trust Co.	CZK	19,597	USD	894	12/07/2021	22,955
State Street Bank & Trust Co.	CZK	13,768	USD	610	12/07/2021	(1,836)
State Street Bank & Trust Co.	HUF	289,231	USD	914	12/07/2021	13,746
State Street Bank & Trust Co.	PLN	1,868	USD	478	12/07/2021	23,254
State Street Bank & Trust Co.	USD	442	CZK	9,836	12/07/2021	(4,681)
State Street Bank & Trust Co.	USD	500	HUF	148,062	12/07/2021	(39,010)
State Street Bank & Trust Co.	USD	484	PLN	1,868	12/07/2021	(29,712)
State Street Bank & Trust Co.	THB	221,385	USD	6,711	12/09/2021	141,539
State Street Bank & Trust Co.	THB	88,945	USD	2,630	12/09/2021	(9,007)
State Street Bank & Trust Co.	USD	935	THB	31,126	12/09/2021	(11,384)
State Street Bank & Trust Co.	EUR	464	USD	523	12/15/2021	(3,508)
State Street Bank & Trust Co.	USD	390	AUD	547	12/15/2021	474
State Street Bank & Trust Co.	USD	430	EUR	379	12/15/2021	213
State Street Bank & Trust Co.	USD	309	CHF	284	01/13/2022	542
State Street Bank & Trust Co.	USD	308	MXN	6,515	01/13/2022	(6,757)
State Street Bank & Trust Co.	NOK	2,490	USD	291	01/20/2022	15,775
State Street Bank & Trust Co.	USD	101	ZAR	1,616	01/25/2022	(531)
State Street Bank & Trust Co.	ZAR	4,632	USD	291	01/25/2022	2,135
State Street Bank & Trust Co.	USD	518	JPY	59,022	02/09/2022	4,318
UBS AG	CHF	7,377	USD	7,934	12/15/2021	(105,682)
UBS AG	NZD	11,818	USD	8,264	12/15/2021	199,411
UBS AG	RUB	122,840	USD	1,634	12/15/2021	(19,118)
UBS AG	NOK	16,920	EUR	1,643	01/20/2022	(3,792)
UBS AG	SEK	16,938	EUR	1,656	01/20/2022	(653)
UBS AG	TWD	84,045	USD	3,030	01/20/2022	(19,465)

						$185,239

52 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	30,190	02/15/2024	3 Month LIBOR	2.605%	Quarterly/Semi-Annual	$1,385,312	$	– 0	–	$1,385,312
AUD	15,000	07/09/2025	6 Month BBSW	3.168%	Semi-Annual	767,577		– 0	–	767,577
AUD	4,740	02/23/2027	6 Month BBSW	3.040%	Semi-Annual	255,744		– 0	–	255,744
NZD	20,260	02/24/2027	3 Month BKBM	3.508%	Quarterly/Semi-Annual	739,242		– 0	–	739,242
AUD	9,490	02/27/2027	6 Month BBSW	2.975%	Semi-Annual	486,651		– 0	–	486,651
NZD	10,120	02/28/2027	3 Month BKBM	3.445%	Quarterly/Semi-Annual	345,964		– 0	–	345,964
AUD	8,630	11/13/2030	6 Month BBSW	0.872%	Semi-Annual	(570,783)		– 0	–	(570,783)
NZD	9,130	11/16/2030	3 Month BKBM	0.839%	Quarterly/Semi-Annual	(910,826)		– 0	–	(910,826)
USD	4,800	04/01/2031	1.744%	3 Month LIBOR	Semi-Annual/ Quarterly	(120,877)		– 0	–	(120,877)

						$2,378,004	$	– 0	–	$2,378,004

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
USD/JPY 04/19/2022*	6.85%	Maturity	USD	466	$(16,669)	$	– 0	–	$(16,669)
USD/JPY 04/19/2022*	6.85	Maturity	USD	754	(26,965)		– 0	–	(26,965)

					$(43,634)	$	– 0	–	$(43,634)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(c)	Non-income producing security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2021, the aggregate market value of these securities amounted to $518,485 or 0.2% of net assets.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Fair valued by the Adviser.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(h)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rate

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers Automated Quotations

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SPI – Share Price Index

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

54 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $171,648,175)	$209,242,612	(a)
Affiliated issuers (cost $12,595,848—including investment of cash collateral for securities loaned of $4,140,407)	12,595,848
Cash	287,293
Cash collateral due from broker	9,243,890
Foreign currencies, at value (cost $1,523,365)	1,517,652
Unrealized appreciation on forward currency exchange contracts	2,301,407
Unaffiliated interest and dividends receivable	248,130
Receivable for capital stock sold	71,271
Receivable for variation margin on centrally cleared swaps	53,035
Receivable for investment securities sold and foreign currency transactions	473
Affiliated dividends receivable	80

Total assets	235,561,691

Liabilities
Payable for collateral received on securities loaned	4,140,407
Unrealized depreciation on forward currency exchange contracts	2,116,168
Payable for variation margin on futures	945,346
Cash collateral due to broker	290,000
Advisory fee payable	112,505
Payable for capital stock redeemed	100,366
Distribution fee payable	46,690
Unrealized depreciation on variance swaps	43,634
Administrative fee payable	36,882
Foreign capital gains tax payable	15,686
Transfer Agent fee payable	12,402
Directors’ fees payable	5,290
Accrued expenses	346,641

Total liabilities	8,212,017

Net Assets	$227,349,674

Composition of Net Assets
Capital stock, at par	$114,247
Additional paid-in capital	198,727,775
Distributable earnings	28,507,652

Net Assets	$227,349,674

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$207,088,569	10,401,350	$19.91	*

C	$2,669,293	147,523	$18.09

Advisor	$13,603,909	676,224	$20.12

R	$492,535	24,894	$19.79

K	$1,105,449	55,712	$19.84

I	$2,389,919	118,984	$20.09

(a)	Includes securities on loan with a value of $7,744,354 (see Note E).

*	The maximum offering price per share for Class A shares was $20.79 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 55

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended November 30, 2021

Investment Income
Interest	$4,610,073
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $116,775)	1,678,614
Affiliated issuers	2,274
Securities lending income	29,819	$6,320,780

Expenses
Advisory fee (see Note B)	1,344,010
Distribution fee—Class A	519,303
Distribution fee—Class C	32,554
Distribution fee—Class R	2,625
Distribution fee—Class K	3,163
Transfer agency—Class A	303,393
Transfer agency—Class C	5,014
Transfer agency—Advisor Class	20,097
Transfer agency—Class R	1,393
Transfer agency—Class K	2,598
Transfer agency—Class I	2,848
Custody and accounting	161,205
Audit and tax	147,854
Registration fees	101,987
Administrative	99,269
Legal	45,258
Printing	27,302
Directors’ fees	21,381
Miscellaneous	53,207

Total expenses	2,894,461
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(9,674)

Net expenses		2,884,787

Net investment income		3,435,993

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		1,229,869
Forward currency exchange contracts		1,034,612
Futures		20,087,011
Swaps		2,664,456
Foreign currency transactions		202,029
Net change in unrealized appreciation/depreciation of:
Investments		12,618,823
Forward currency exchange contracts		1,689,251
Futures		(7,336,150)
Swaps		(7,440,800)
Foreign currency denominated assets and liabilities		(424,546)

Net gain on investment and foreign currency transactions		24,324,555

Net Increase in Net Assets from Operations		$27,760,548

(a)	Net of foreign realized capital gains taxes of $842.

See notes to consolidated financial statements.

56 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2021	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,435,993	$(144,785)
Net realized gain on investment and foreign currency transactions	25,217,977	2,716,962
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(893,422)	14,839,696
Contributions from Affiliates (see Note B)	– 0	–	2,603

Net increase in net assets from operations	27,760,548	17,414,476
Distributions to Shareholders
Class A	(5,799,607)	(2,612,873)
Class C	(84,768)	(19,265)
Advisor Class	(394,414)	(228,997)
Class R	(14,845)	(13,697)
Class K	(39,779)	(17,881)
Class I	(68,210)	(43,187)
Capital Stock Transactions
Net decrease	(4,137,549)	(23,802,612)

Total increase (decrease)	17,221,376	(9,324,036)
Net Assets
Beginning of period	210,128,298	219,452,334

End of period	$227,349,674	$210,128,298

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2021

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2021, net assets of the Fund were $227,349,674, of which $10,766,766, or 5%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and

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liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by

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a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs

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which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

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data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$117,696,265		$	– 0	–	$117,696,265
Common Stocks:
Information Technology		12,049,055		1,022,525			– 0	–	13,071,580
Financials		6,586,525		4,172,697			– 0	–	10,759,222
Health Care		5,829,857		2,216,513			– 0	–	8,046,370
Industrials		5,553,822		1,850,601			12,933		7,417,356
Consumer Staples		4,730,885		1,495,313			– 0	–	6,226,198
Consumer Discretionary		4,564,652		1,549,304			– 0	–	6,113,956
Materials		4,041,581		1,743,963			– 0	–	5,785,544
Utilities		3,121,948		1,675,989			– 0	–	4,797,937
Communication Services		2,482,786		953,748			– 0	–	3,436,534
Energy		1,730,258		1,301,439			– 0	–	3,031,697
Real Estate		2,373,977		504,709			0	(a)	2,878,686
Investment Companies		18,680,532		– 0	–		0	(a)	18,680,532
Governments – Sovereign Bonds		– 0	–	1,288,465			– 0	–	1,288,465
Preferred Stocks		4,488		– 0	–		– 0	–	4,488
Rights		4,356		– 0	–		– 0	–	4,356
Warrants		3,426		– 0	–		– 0	–	3,426
Short-Term Investments		8,455,441		– 0	–		– 0	–	8,455,441
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		4,140,407		– 0	–		– 0	–	4,140,407

Total Investments in Securities		84,353,996		137,471,531			12,933		221,838,460
Other Financial Instruments(b):
Assets:
Futures		1,158,383		– 0	–		– 0	–	1,158,383	(c)
Forward Currency Exchange Contracts		– 0	–	2,301,407			– 0	–	2,301,407
Centrally Cleared Interest Rate Swaps		– 0	–	3,980,490			– 0	–	3,980,490	(c)

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Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(4,809,790)		$	– 0	–	$	– 0	–	$(4,809,790	)(c)
Forward Currency Exchange Contracts	– 0	–		(2,116,168)			– 0	–	(2,116,168)
Centrally Cleared Interest Rate Swaps	– 0	–		(1,602,486)			– 0	–	(1,602,486	)(c)
Variance Swaps	– 0	–		(43,634)			– 0	–	(43,634	)(c)

Total	$80,702,589			$139,991,140			$12,933		$220,706,662

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

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differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2021, the reimbursement for such services amounted to $99,269.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $139,583 for the year ended November 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,128 from the sale of Class A shares and received $270 and $2 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in

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an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2021, such waiver amounted to $9,627.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2021 is as follows:

Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$17,913	$131,436	$140,893	$8,456	$2
Government Money Market Portfolio*	4,092	112,704	112,656	4,140	0	**

Total				$12,596	$2

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended November 30, 2020, the Adviser reimbursed the Fund $2,603 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,509,808, $425,071 and $257,876 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no

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provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$18,423,893		$13,433,214
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$214,851,868

Gross unrealized appreciation	$51,505,986
Gross unrealized depreciation	(38,461,675)

Net unrealized appreciation	$13,044,311

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

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the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended November 30, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange

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of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments

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based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended November 30, 2021, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$390,922	*	Receivable/Payable for variation margin on futures	$155,991	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$75,434	*	Receivable/Payable for variation margin on futures	$1,689,767	*

Commodity contracts	Receivable/Payable for variation margin on futures	692,027	*	Receivable/Payable for variation margin on futures	2,964,032	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	3,980,490	*	Receivable/Payable for variation margin on centrally cleared swaps	1,602,486	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,301,407		Unrealized depreciation on forward currency exchange contracts	2,116,168

Foreign currency contracts				Unrealized depreciation on variance swaps	43,634

Total		$7,440,280			$8,572,078

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities.
This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/ depreciation of futures	$(1,053,317)	$221,861

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/ depreciation of futures	2,529,280	(2,998,768)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/ depreciation of futures	$18,611,048	$(4,559,243)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/ depreciation of forward currency exchange contracts	1,034,612	1,689,251

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	2,412,630	(7,122,156)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	(112,802)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	(49,340)	26,355

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	153,632	(121,080)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	260,336	(223,919)

Total		$23,786,079	$(13,087,699)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2021:

Futures:
Average notional amount of buy contracts	$124,686,605
Average notional amount of sale contracts	$52,609,130
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$66,848,459
Average principal amount of sale contracts	$133,720,179
Inflation Swaps:
Average notional amount	$82,160,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$89,818,082
Credit Default Swaps:
Average notional amount of buy contracts	$2,600,000	(b)
Average notional amount of sale contracts	$2,600,000	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$4,420,400	(c)
Total Return Swaps:
Average notional amount	$2,438,522	(b)
Variance Swaps:
Average notional amount	$1,485,991

(a)	Positions were open for one month during the year.

(b)	Positions were open for less than one month during the year.

(c)	Positions were open for six months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB Global Risk Allocation Fund, Inc.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$21,004	$(21,004)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	66,644	(66,644)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	95,787	(95,787)		– 0	–		– 0	–		– 0	–
Citibank, NA	314,834	(182,809)		– 0	–		– 0	–		132,025
Credit Suisse International	154,018	(48,417)		– 0	–		– 0	–		105,601
Deutsche Bank AG	354,194	(36,679)		(290,000)			– 0	–		27,515

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Goldman Sachs Bank USA	$239,952	$(128,877)	$	– 0	–	$	– 0	–	$111,075
HSBC Bank USA	195,337	(195,337)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	295,145	(234,886)	– 0	–	– 0	–	60,259
Natwest Markets PLC	113,772	– 0	–	– 0	–	– 0	–	113,772
Standard Chartered Bank	21,952	(17,933)	– 0	–	– 0	–	4,019
State Street Bank & Trust Co.	229,357	(106,426)	– 0	–	– 0	–	122,931
UBS AG	199,411	(148,710)	– 0	–	– 0	–	50,701

Total	$2,301,407	$(1,283,509)	$(290,000)	$	– 0	–	$727,898	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$460,137	$(21,004)	$(260,000)	$	– 0	–	$179,133
Barclays Bank PLC	392,272	(66,644)	– 0	–	(287,471)	38,157
BNP Paribas SA	192,533	(95,787)	– 0	–	– 0	–	96,746
Citibank, NA	182,809	(182,809)	– 0	–	– 0	–	– 0	–
Credit Suisse International	48,417	(48,417)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	36,679	(36,679)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	128,877	(128,877)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	197,961	(195,337)	– 0	–	– 0	–	2,624
JPMorgan Chase Bank, NA	12,162	– 0	–	– 0	–	– 0	–	12,162
Morgan Stanley Capital Services, Inc.	234,886	(234,886)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	17,933	(17,933)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	106,426	(106,426)	– 0	–	– 0	–	– 0	–
UBS AG	148,710	(148,710)	– 0	–	– 0	–	– 0	–

Total	$2,159,802	$(1,283,509)	$(260,000)	$(287,471)	$328,822	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the

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use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted

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the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$ 7,744,354	$4,140,407	$3,956,553	$29,453	$366	$47

*	As of November 30, 2021.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2021	Year Ended November 30, 2020

Class A
Shares sold	542,310	273,127	$10,606,235	$4,522,761

Shares issued in reinvestment of dividends and distributions	290,752	140,151	5,201,557	2,339,121

Shares converted from Class C	54,786	21,515	1,089,132	356,570

Shares redeemed	(1,011,510)	(1,535,951)	(19,754,887)	(25,067,376)

Net decrease	(123,662)	(1,101,158)	$(2,857,963)	$(17,848,924)

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	Shares		Amount
	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2021	Year Ended November 30, 2020
Class C
Shares sold	41,062	10,814	$729,659	$161,636

Shares issued in reinvestment of dividends and distributions	4,540	1,119	74,359	17,147

Shares converted to Class A	(60,051)	(23,536)	(1,089,132)	(356,570)

Shares redeemed	(43,002)	(53,115)	(766,253)	(777,480)

Net decrease	(57,451)	(64,718)	$(1,051,367)	$(955,267)

Advisor Class
Shares sold	140,954	109,580	$2,786,533	$1,865,421

Shares issued in reinvestment of dividends and distributions	18,868	11,991	340,187	201,692

Shares redeemed	(148,093)	(321,529)	(2,951,132)	(5,042,641)

Net increase (decrease)	11,729	(199,958)	$175,588	$(2,975,528)

Class R
Shares sold	1,130	2,875	$21,821	$45,686

Shares issued in reinvestment of dividends and distributions	832	826	14,845	13,697

Shares redeemed	(12,026)	(51,414)	(227,893)	(817,060)

Net decrease	(10,064)	(47,713)	$(191,227)	$(757,677)

Class K
Shares sold	7,792	21,508	$147,707	$362,157

Shares issued in reinvestment of dividends and distributions	2,230	1,074	39,777	17,880

Shares redeemed	(26,984)	(28,433)	(521,824)	(461,812)

Net decrease	(16,962)	(5,851)	$(334,340)	$(81,775)

Class I
Shares sold	19,527	7,126	$388,041	$119,836

Shares issued in reinvestment of dividends and distributions	3,789	2,572	68,208	43,186

Shares redeemed	(17,261)	(79,791)	(334,489)	(1,346,463)

Net increase (decrease)	6,055	(70,093)	$121,760	$(1,183,441)

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NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value, or NAV, when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to

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greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts,

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forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$6,401,623	$2,935,900

Total distributions paid	$6,401,623	$2,935,900

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$19,915,141
Accumulated capital and other losses	(581,696	)(a)
Unrealized appreciation/(depreciation)	13,587,859	(b)

Total accumulated earnings/(deficit)	$32,921,304

(a)

As of November 30, 2021, the Fund had a net capital loss carryforward of $569,347. During the fiscal year, the Fund utilized $4,404,086 of capital loss carry forwards to offset current year net realized gains. As of November 30, 2021, the cumulative deferred loss on straddles was $12,349.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund had a net long-term capital loss carryforward of $569,347, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 18.11		$ 16.77	$ 15.62		$ 16.75		$ 15.79

Income From Investment Operations

Net investment income (loss)(a)(b)	.29		(.01)	.08		.15		.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.06		1.58	1.16		(.76)		1.67
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.35		1.57	1.24		(.61)		1.80

Less: Dividends and Distributions

Dividends from net investment income	(.55)		(.21)	(.09)		(.52)		(.84)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)		(.23)	(.09)		(.52)		(.84)

Net asset value, end of period	$ 19.91		$ 18.11	$ 16.77		$ 15.62		$ 16.75

Total Return

Total investment return based on net asset value(d)*	13.45%		9.39%	7.99%		(3.81)%		12.00	%(e)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$207,089		$190,591	$194,924		$202,193		$243,518

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)†	1.27%		1.36%	1.37%		1.28%		1.29%

Expenses, before waivers/reimbursements(f)(g)†	1.27%		1.37%	1.37%		1.29%		1.30%

Net investment income (loss)(b)	1.50%		(.06)%	.47%		.94%		.79%

Portfolio turnover rate	7%		20%	3%		9%		30%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%		.02%	.00%		.01%		.02%

See footnote summary on page 92.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 16.50		$ 15.26	$ 14.24		$ 15.17		$ 14.37

Income From Investment Operations

Net investment income (loss)(a)(b)	.12		(.15)	(.04)		.03		(.07)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.89		1.46	1.06		(.70)		1.60
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.01		1.31	1.02		(.67)		1.53

Less: Dividends and Distributions

Dividends from net investment income	(.42)		(.05)	– 0	–	(.26)		(.73)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.42)		(.07)	– 0	–	(.26)		(.73)

Net asset value, end of period	$ 18.09		$ 16.50	$ 15.26		$ 14.24		$ 15.17

Total Return

Total investment return based on net asset value(d)*	12.57%		8.57%	7.16%		(4.50)%		11.18	%(e)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,669		$3,382	$4,115		$7,588		$12,188

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)†	2.03%		2.12%	2.13%		2.04%		2.05%

Expenses, before waivers/reimbursements(f)(g)†	2.03%		2.13%	2.13%		2.05%		2.06%

Net investment income (loss)(b)	.69%		(1.02)%	(.30)%		.17%		(.46)%

Portfolio turnover rate	7%		20%	3%		9%		30%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%		.02%	.00%		.01%		.02%

See footnote summary on page 92.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 18.29		$ 16.93	$ 15.77		$ 16.92		$ 15.94

Income From Investment Operations

Net investment income(a)(b)	.35		.01	.12		.20		.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.07		1.62	1.17		(.79)		1.67
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.42		1.63	1.29		(.59)		1.86

Less: Dividends and Distributions

Dividends from net investment income	(.59)		(.25)	(.13)		(.56)		(.88)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.59)		(.27)	(.13)		(.56)		(.88)

Net asset value, end of period	$ 20.12		$ 18.29	$ 16.93		$ 15.77		$ 16.92

Total Return

Total investment return based on net asset value(d)*	13.69%		9.68%	8.27%		(3.58)%		12.38	%(e)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13,604		$12,153	$14,632		$13,201		$17,200

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)†	1.02%		1.12%	1.12%		1.03%		1.04%

Expenses, before waivers/reimbursements(f)(g)†	1.02%		1.12%	1.12%		1.04%		1.05%

Net investment income(b)	1.78%		.06%	.72%		1.20%		1.19%

Portfolio turnover rate	7%		20%	3%		9%		30%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%		.02%	.00%		.01%		.02%

See footnote summary on page 92.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 17.94		$ 16.61	$ 15.47		$ 16.59		$ 15.61

Income From Investment Operations

Net investment income (loss)(a)(b)	.19		(.18)	0	(c)	.09		.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.08		1.68	1.18		(.75)		1.67
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.27		1.50	1.18		(.66)		1.73

Less: Dividends and Distributions

Dividends from net investment income	(.42)		(.15)	(.04)		(.46)		(.75)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.42)		(.17)	(.04)		(.46)		(.75)

Net asset value, end of period	$ 19.79		$ 17.94	$ 16.61		$ 15.47		$ 16.59

Total Return

Total investment return based on net asset value(d)*	13.00%		9.03%	7.63%		(4.11)%		11.63	%(e)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$493		$627	$1,373		$1,952		$2,526

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)†	1.64%		1.70%	1.71%		1.62%		1.63%

Expenses, before waivers/reimbursements(f)(g)†	1.64%		1.71%	1.71%		1.63%		1.64%

Net investment income (loss)(b)	.95%		(1.11)%	.00	%(h)	.58%		.36%

Portfolio turnover rate	7%		20%	3%		9%		30%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%		.02%	.00%		.01%		.02%

See footnote summary on page 92.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 18.06		$ 16.72	$ 15.58		$ 16.71		$ 15.75

Income From Investment Operations

Net investment income (loss)(a)(b)	.27		(.02)	.07		.15		.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.06		1.58	1.16		(.77)		1.68
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.33		1.56	1.23		(.62)		1.78

Less: Dividends and Distributions

Dividends from net investment income	(.55)		(.20)	(.09)		(.51)		(.82)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)		(.22)	(.09)		(.51)		(.82)

Net asset value, end of period	$ 19.84		$ 18.06	$ 16.72		$ 15.58		$ 16.71

Total Return

Total investment return based on net asset value(d)*	13.41%		9.35%	7.93%		(3.80)%		12.00	%(e)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,105		$1,312	$1,313		$1,147		$1,265

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)†	1.33%		1.40%	1.40%		1.31%		1.31%

Expenses, before waivers/reimbursements(f)(g)†	1.33%		1.40%	1.40%		1.32%		1.33%

Net investment income (loss)(b)	1.40%		(.13)%	.43%		.91%		.66%

Portfolio turnover rate	7%		20%	3%		9%		30%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%		.02%	.00%		.01%		.02%

See footnote summary on page 92.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 18.27		$ 16.91	$ 15.76		$ 16.90		$ 15.94

Income From Investment Operations

Net investment income(a)(b)	.35		.04	.13		.20		.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.07		1.60	1.16		(.77)		1.69
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.42		1.64	1.29		(.57)		1.87

Less: Dividends and Distributions

Dividends from net investment income	(.60)		(.26)	(.14)		(.57)		(.91)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.60)		(.28)	(.14)		(.57)		(.91)

Net asset value, end of period	$ 20.09		$ 18.27	$ 16.91		$ 15.76		$ 16.90

Total Return

Total investment return based on net asset value(d)*	13.78%		9.72%	8.27%		(3.52)%		12.39	%(e)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,390		$2,063	$3,095		$2,083		$2,467

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)†	.99%		1.06%	1.07%		.98%		.93%

Expenses, before waivers/reimbursements(f)(g)†	1.00%		1.07%	1.07%		.98%		.95%

Net investment income(b)	1.77%		.21%	.78%		1.25%		1.14%

Portfolio turnover rate	7%		20%	3%		9%		30%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%		.02%	.00%		.01%		.02%

See footnote summary on page 92.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2021, November 30, 2020, November 30, 2018 and November 30, 2017, such waiver amounted to .02%, .01%, .01% and ..01%, respectively.

(g)	The expense ratios presented below exclude interest expense:

	Year Ended November 30,
	2021	2020	2019	2018	2017
Class A
Net of waivers/reimbursements	1.27%	1.36%	1.35%	1.27%	1.29%
Before waivers/reimbursements	1.27%	1.37%	1.36%	1.28%	1.30%
Class C
Net of waivers/reimbursements	2.03%	2.12%	2.11%	2.03%	2.05%
Before waivers/reimbursements	2.03%	2.13%	2.11%	2.04%	2.06%
Advisor Class
Net of waivers/reimbursements	1.02%	1.12%	1.10%	1.02%	1.04%
Before waivers/reimbursements	1.02%	1.12%	1.11%	1.03%	1.05%
Class R
Net of waivers/reimbursements	1.64%	1.70%	1.69%	1.62%	1.63%
Before waivers/reimbursements	1.64%	1.71%	1.69%	1.62%	1.64%
Class K
Net of waivers/reimbursements	1.33%	1.40%	1.38%	1.30%	1.31%
Before waivers/reimbursements	1.33%	1.40%	1.38%	1.31%	1.33%
Class I
Net of waivers/reimbursements	.99%	1.06%	1.05%	.97%	.93%
Before waivers/reimbursements	1.00%	1.07%	1.05%	.97%	.95%

(h)	Amount is less than .005%.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2020, November 30, 2019, November 30, 2018 and November 30, 2017 by .01%, .31%, .01% and .81%, respectively.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlement, which enhanced the Fund’s performance for the year ended November 30, 2017 by .02%.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Global Risk Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB Global Risk Allocation Fund, Inc. (the “Fund”), including the consolidated portfolio of investments, as of November 30, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at November 30, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2022

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2021. For individual shareholders, the Fund designates 18.15% of dividends paid as qualified dividend income. For corporate shareholders, 7.00% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 15.32% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Risk Allocation Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its net assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and

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noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the

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Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

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AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRA-0151-1121

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2020	$99,392	$—	$39,858
	2021	$99,392	$—	$31,512

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2020	$923,801	$39,858
			$—
			$(39,858)
	2021	$958,752	$31,512
			$—
			$(31,512)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: January 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: January 28, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 28, 2022